As filed with the Securities and Exchange Commission on November 30, 2007

                                              1933 Act Registration No. 33-30876
                                              1940 Act Registration No. 811-5896

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 50
                                                      --
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 52
                                              --
                                 DWS TARGET FUND
                                 ---------------
                (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

                                  John Millette
                             Two International Place
                           Boston, Massachusetts 02110
                     (Name and Address of Agent for Service)

                     Copy to: David A. Sturms, Cathy O'Kelly
                    Vedder, Price, Kaufman and Kammholz, P.C.
                 222 N. LaSalle Street, Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

[_]   Immediately upon filing pursuant to paragraph (b)
[X]   On December 1, 2007 pursuant to paragraph (b)
      ----------------
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   On ____________ pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[_]   On ____________ pursuant to paragraph (a)(2) of Rule 485
[_]   On ____________ pursuant to paragraph (a)(3) of Rule 485

      If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE
                                ----------------

This post-effective amendment contains the prospectuses and statements of additional information relating to the following series of the registrant:

o        DWS Target 2008 Fund
o        DWS Target 2010 Fund
o        DWS Target 2011 Fund
o        DWS Target 2012 Fund
o        DWS Target 2013 Fund
o        DWS Target 2014 Fund

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the registrant's other series or classes.

                                DECEMBER 1, 2007







                                   PROSPECTUS
                              ------------------


--------------------------------------------------------------------------------

                              DWS TARGET 2008 FUND


                              DWS TARGET 2010 FUND


                              DWS TARGET 2011 FUND


                              DWS TARGET 2012 FUND


                              DWS TARGET 2013 FUND


                              DWS TARGET 2014 FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS
--------------------------------------------------------------------------------


HOW EACH FUND WORKS
  4      DWS Target 2008 Fund
 13      DWS Target 2010 Fund
 22      DWS Target 2011 Fund
 31      DWS Target 2012 Fund
 40      DWS Target 2013 Fund
 49      DWS Target 2014 Fund


 58      Other Policies and Risks
 62      Who Manages and Oversees
         the Funds
 66      Financial Highlights
 87      Understanding Distributions
         and Taxes
 90      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

THE TARGET FUNDS HAVE CEASED TO OFFER SHARES TO BOTH EXISTING AND NEW SHAREHOLDERS, although dividend reinvestment is permitted (see "Fund History" under "Other Policies and Risks" for additional information).

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                  ticker symbol   KRFGX
                                                    fund number   057

    DWS TARGET 2008 FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on May 15, 2008 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


4 | DWS Target 2008 Fund

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


                                                       DWS Target 2008 Fund  | 5

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.


            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


6 | DWS Target 2008 Fund

            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the US government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the



                                                       DWS Target 2008 Fund  | 7
            value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PORTFOLIO STRATEGY RISK. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital. Management may be incorrect in its analysis of allocating the fund's investments among Zero Coupon Treasuries and common stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


8 | DWS Target 2008 Fund

            TERMINATION OR LIQUIDATION RISK. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with the advisor may no longer be in effect.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                                                       DWS Target 2008 Fund  | 9

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The fund's name was changed to Scudder Retirement Fund - Series VII on June 29, 2001, and effective February 6, 2006, the fund was renamed DWS Target 2008 Fund.

DWS Target 2008 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[GRAPHIC APPEARS HERE]





14.96       1.73      7.53      -1.93      5.43      6.37      2.90      0.81      4.44
1998       1999      2000      2001       2002      2003      2004      2005      2006






                2007 TOTAL RETURN AS OF SEPTEMBER 30: 3.33%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.13%, Q4 1998                WORST QUARTER: -2.87%, Q3 1999




10 | DWS Target 2008 Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 FUND
--------------------------------------------------------------------------------
   Return before Taxes                          -0.78        2.91          4.95
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          -2.55        1.44          3.57
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      0.18*        1.72*         3.51
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            15.79         6.19          8.42
--------------------------------------------------------------------------------
 LEHMAN BROTHERS US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                   3.48         4.64          6.01
--------------------------------------------------------------------------------




 * Returns after Taxes on Distributions and Sale of Fund Shares are higher than Returns after Taxes on Distributions for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


 Total returns would have been lower if operating expenses had not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 The LEHMAN BROTHERS US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


                                                      DWS Target 2008 Fund  | 11

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.



--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
--------------------------------------------------------------------------------
 Charge (Load) (as % of redemption
 proceeds)                                              None 1
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.50%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                      0.24
--------------------------------------------------------------------------------
 Other Expenses                                         0.80
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                        1.54
--------------------------------------------------------------------------------



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
               $649         $962       $1,297       $2,243
--------------------------------------------------------------------------------




12 | DWS Target 2008 Fund

--------------------------------------------------------------------------------
                                              ticker symbol    KRFAX
                                                fund number    050

    DWS TARGET 2010 FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on November 15, 2010 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


                                                      DWS Target 2010 Fund  | 13

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


14 | DWS Target 2010 Fund

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.


            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                                      DWS Target 2010 Fund  | 15

            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the US government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the



16 | DWS Target 2010 Fund
            value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PORTFOLIO STRATEGY RISK. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital. Management may be incorrect in its analysis of allocating the fund's investments among Zero Coupon Treasuries and common stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


                                                      DWS Target 2010 Fund  | 17

            TERMINATION OR LIQUIDATION RISK. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with the advisor may no longer be in effect.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


18 | DWS Target 2010 Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


On July 12, 1999, the fund's Board elected to continue operation of the fund after the fund's initial November 15, 1999 maturity date with a new maturity date of November 15, 2010. The fund's name was changed to Scudder Target 2010 Fund on June 29, 2001 and to DWS Target 2010 Fund, effective February 6, 2006.


DWS Target 2010 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[GRAPHIC APPEARS HERE]





15.65      12.20      14.31       8.33      -3.76      5.84      7.23      4.83      1.93      4.50
1997       1998       1999       2000      2001       2002      2003      2004      2005      2006






                2007 TOTAL RETURN AS OF SEPTEMBER 30: 4.47%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 12.53%, Q4 1998               WORST QUARTER: -7.64%, Q3 1998




                                                      DWS Target 2010 Fund  | 19

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 FUND
--------------------------------------------------------------------------------
   Return before Taxes                          -0.72        3.78         6.41
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          -2.42        2.23         3.95
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      0.80*        2.51*        4.29*
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            15.79         6.19         8.42
--------------------------------------------------------------------------------
 LEHMAN BROTHERS US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                   3.48         4.64         6.01
--------------------------------------------------------------------------------




 * Returns after Taxes on Distributions and Sale of Fund Shares are higher than Returns after Taxes on Distributions for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 The LEHMAN BROTHERS US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


20 | DWS Target 2010 Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.




--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
--------------------------------------------------------------------------------
 Charge (Load) (as % of redemption
 proceeds)                                              None 1
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.50%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                      0.24
--------------------------------------------------------------------------------
 Other Expenses                                         0.40
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                        1.14
--------------------------------------------------------------------------------



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
               $610         $844       $1,096       $1,817
--------------------------------------------------------------------------------




                                                      DWS Target 2010 Fund  | 21

--------------------------------------------------------------------------------
                                                  ticker symbol   KRFBX
                                                    fund number   052

    DWS TARGET 2011 FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on August 15, 2011 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


22 | DWS Target 2011 Fund

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


                                                      DWS Target 2011 Fund  | 23

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.


            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


24 | DWS Target 2011 Fund

            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the US government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the



                                                      DWS Target 2011 Fund  | 25
            value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PORTFOLIO STRATEGY RISK. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital. Management may be incorrect in its analysis of allocating the fund's investments among Zero Coupon Treasuries and common stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


26 | DWS Target 2011 Fund

            TERMINATION OR LIQUIDATION RISK. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with the advisor may no longer be in effect.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                                                      DWS Target 2011 Fund  | 27

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


On May 23, 2000, the fund's Board elected to continue operation of the fund after the fund's initial August 15, 2000 maturity date with a new maturity date of August 15, 2011. The fund's name was changed to Scudder Target 2011 Fund on June 29, 2001 and to DWS Target 2011 Fund, effective February 6, 2006.


DWS Target 2011 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[GRAPHIC APPEARS HERE]





13.81      11.11      14.84       4.14      -4.56      4.55      7.92      5.48      2.26      5.10
1997       1998       1999       2000      2001       2002      2003      2004      2005      2006






                2007 TOTAL RETURN AS OF SEPTEMBER 30: 4.67%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 9.66%, Q4 1999                WORST QUARTER: -4.85%, Q3 1998




28 | DWS Target 2011 Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 FUND
--------------------------------------------------------------------------------
   Return before Taxes                          -0.15        3.97         5.78
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          -1.86        2.58         3.48
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      0.76*        2.69*        3.77*
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            15.79         6.19         8.42
--------------------------------------------------------------------------------
 LEHMAN BROTHERS US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                   3.48         4.64         6.01
--------------------------------------------------------------------------------




 * Returns after Taxes on Distributions and Sale of Fund Shares are higher than Returns after Taxes on Distributions for the same period due to capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 The LEHMAN BROTHERS US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


                                                      DWS Target 2011 Fund  | 29

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.




--------------------------------------------------------------------------------
 FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                              None 1
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.50%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                      0.24
--------------------------------------------------------------------------------
 Other Expenses                                         0.33
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                        1.07
--------------------------------------------------------------------------------



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
               $604         $823       $1,061       $1,740
--------------------------------------------------------------------------------




30 | DWS Target 2011 Fund

--------------------------------------------------------------------------------
                                          ticker symbol     KRFCX
                                            fund number     053

    DWS TARGET 2012 FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on February 15, 2012 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


                                                      DWS Target 2012 Fund  | 31

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


32 | DWS Target 2012 Fund

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.


            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                                      DWS Target 2012 Fund  | 33

            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the US government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the



34 | DWS Target 2012 Fund
            value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PORTFOLIO STRATEGY RISK. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital. Management may be incorrect in its analysis of allocating the fund's investments among Zero Coupon Treasuries and common stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


                                                      DWS Target 2012 Fund  | 35

            TERMINATION OR LIQUIDATION RISK. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with the advisor may no longer be in effect.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


36 | DWS Target 2012 Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


On November 26, 2001, the fund's Board elected to continue operation of the fund after the fund's initial February 15, 2002 maturity date with a new maturity date of February 15, 2012. The fund's name was changed from Scudder Target 2012 Fund to DWS Target 2012 Fund, effective February 6, 2006.


DWS Target 2012 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[GRAPHIC APPEARS HERE]





14.43      12.19      13.86       -1.16      -6.07      -0.33      9.02      6.06      2.66      5.44
1997       1998       1999       2000       2001       2002       2003      2004      2005      2006






                2007 TOTAL RETURN AS OF SEPTEMBER 30: 4.65%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 9.74%, Q4 1999                WORST QUARTER: -7.92%, Q3 2001




                                                      DWS Target 2012 Fund  | 37

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FUND
--------------------------------------------------------------------------------
   Return before Taxes                         0.16        3.45         4.87
--------------------------------------------------------------------------------
   Return after Taxes on Distributions        -1.39        2.43         2.89
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                    1.06*        2.47*        3.16*
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                          15.79         6.19         8.42
--------------------------------------------------------------------------------
 LEHMAN BROTHERS US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                 3.48         4.64         6.01
--------------------------------------------------------------------------------




 * Returns after Taxes on Distributions and Sale of Fund Shares are higher than Returns after Taxes on Distributions for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 The LEHMAN BROTHERS US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


38 | DWS Target 2012 Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.




--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                             None 1
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.50%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                      0.25
--------------------------------------------------------------------------------
 Other Expenses                                         0.34
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                        1.09
--------------------------------------------------------------------------------



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
               $606         $829       $1,071       $1,762
--------------------------------------------------------------------------------




                                                      DWS Target 2012 Fund  | 39

--------------------------------------------------------------------------------
                                          ticker symbol     KRFDX
                                            fund number     054

    DWS TARGET 2013 FUND

--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on February 13, 2013 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


40 | DWS Target 2013 Fund

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.


            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


                                                      DWS Target 2013 Fund  | 41

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.


            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


42 | DWS Target 2013 Fund

            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the US government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the



                                                      DWS Target 2013 Fund  | 43
            value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PORTFOLIO STRATEGY RISK. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital. Management may be incorrect in its analysis of allocating the fund's investments among Zero Coupon Treasuries and common stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


44 | DWS Target 2013 Fund

            TERMINATION OR LIQUIDATION RISK. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with the advisor may no longer be in effect.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


                                                      DWS Target 2013 Fund  | 45

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


On November 20, 2002, the fund's Board elected to continue operation of the fund after the fund's initial February 15, 2003 maturity date with a new maturity date of February 15, 2013. The fund's name was changed from Scudder Target 2013 Fund to DWS Target 2013 Fund, effective February 6, 2006.


DWS Target 2013 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[GRAPHIC APPEARS HERE]





14.55      12.90      11.45       0.13      -3.81      -7.82      9.04      6.60      2.74      5.33
1997       1998       1999       2000      2001       2002       2003      2004      2005      2006






                2007 TOTAL RETURN AS OF SEPTEMBER 30: 4.61%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.63%, Q4 1999                WORST QUARTER: -6.22%, Q3 2001




46 | DWS Target 2013 Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 FUND
--------------------------------------------------------------------------------
   Return before Taxes                         0.06        1.95         4.34
--------------------------------------------------------------------------------
   Return after Taxes on Distributions        -1.31        1.07         2.61
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                    0.57*        1.22*        2.83*
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                          15.79         6.19         8.42
--------------------------------------------------------------------------------
 LEHMAN BROTHERS US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                 3.48         4.64         6.01
--------------------------------------------------------------------------------




 * Returns after Taxes on Distributions and Sale of Fund Shares are higher than Returns after Taxes on Distributions for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


Total returns would have been lower if operating expenses had not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 The LEHMAN BROTHERS US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


                                                      DWS Target 2013 Fund  | 47

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.




--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                              None 1
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.50%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                      0.25
--------------------------------------------------------------------------------
 Other Expenses                                         0.49
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                        1.24
--------------------------------------------------------------------------------



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
               $620         $874       $1,147       $1,925
--------------------------------------------------------------------------------




48 | DWS Target 2013 Fund

--------------------------------------------------------------------------------
                                               ticker symbol      KRFEX
                                                 fund number      055

    DWS TARGET 2014 FUND

--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to provide a guaranteed return of investment on November 14, 2014 ("the Maturity Date") to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

            The Board of Trustees may, without shareholder approval, continue the operation of the fund after the Maturity Date by establishing a new Maturity Date.

            The fund is intended for long-term investors who seek investment protection as well as the opportunity for capital growth. The fund provides investment protection only on the Maturity Date to investors who reinvest all dividends and do not redeem their shares before the Maturity Date. In addition, dividends from the fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Thus, the fund does not provide a specific return on investors' capital or protect principal on an after-tax or present value basis. An investor who reinvested all dividends and who, upon redemption at the Maturity Date, received only the original amount invested including any sales charge, would have received less than a zero rate of return on such investment.

            Investors subject to tax should be aware that any portion of the amount returned to them upon redemption of shares that constitutes accretion of interest on Zero Coupon Treasuries will have been taxable each year as ordinary income over the period during which shares were held.

            The fund seeks to achieve its investment objectives by investing a portion of its assets in "zero coupon" US Treasury obligations ("Zero Coupon Treasuries") and the balance of its assets in common stocks.

            INVESTING IN ZERO COUPON TREASURIES. Zero Coupon Treasuries evidence the right to receive a fixed payment at a future date (i.e., the Maturity Date) from the US Government, and are backed by the full faith and credit of the US Government. Zero


                                                      DWS Target 2014 Fund  | 49

            Coupon Treasuries held by the fund will consist of US Treasury notes or bonds that have been stripped of their unmatured interest coupons or will consist of unmatured interest coupons from US Treasury notes or bonds.

            By investing in Zero Coupon Treasuries, the fund seeks to assure that eligible shareholders will receive on the Maturity Date the amount of their original investment, including any applicable sales charge. This assurance is further backed by an agreement entered into between the fund and Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's investment advisor, which is discussed under "Risk management strategies."

            In order to be eligible for this assurance, a shareholder must:

            -  reinvest all dividends, and

            -  hold his/her shares until the Maturity Date.

            Investors who have redeemed all or part of their investment prior to the Maturity Date or who have not reinvested all dividends will not receive the benefit of this assurance and may receive more or less than the amount of their original investment. However, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends continuing to be reinvested) until the Maturity Date.

            Zero Coupon Treasuries that the fund purchases will mature at a stated par value on or about the Maturity Date. The fund's portfolio management team will continuously adjust the proportion of the fund's assets that are invested in Zero Coupon Treasuries in order to maintain an aggregate par value of Zero Coupon Treasuries sufficient to enable eligible shareholders to receive on the Maturity Date the amount of their original investment, including any applicable sales charge.

            As the percentage of Zero Coupon Treasuries in the fund's portfolio increases, the percentage of common stocks in the fund's portfolio will necessarily decrease. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, the fund will not offer shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries, except as a result of market fluctuations or other economic conditions.


50 | DWS Target 2014 Fund

            INVESTING IN COMMON STOCKS. With respect to fund assets not invested in Zero Coupon Treasuries, the fund will seek to achieve long-term capital growth through professional management and diversification of investments primarily in common stocks the fund's portfolio management team believes to have possibilities for capital growth. The fund may invest in companies of any size, and emphasizes investment in domestic companies.


            In choosing stocks for the fund, the managers consider valuation and growth factors, meaning that they focus the fund's investments on securities of US companies whose earnings prospects are believed to be attractive relative to one of the fund's benchmark indexes. The fund may invest in dividend paying and non-dividend paying stocks.

            The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

            The managers normally will, but are not obligated to, sell a stock if its yield or growth prospects are believed to be below the benchmark average. The managers will also normally sell a stock when they believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.

            Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.


            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


                                                      DWS Target 2014 Fund  | 51

            Risk management strategies

            The fund may, but is not required to, use derivatives in an attempt to manage risk. The use of derivatives could magnify losses.

            The Advisor has entered into an agreement with the fund under which it has agreed to make, if necessary, sufficient payments on the fund's Maturity Date to enable shareholders who have reinvested all dividends and held their investments in the fund to the Maturity Date to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge.

            For temporary defensive purposes, the fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, the fund would not be pursuing, and may not achieve, its investment objectives.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Interest rate risk is the risk that the value of the fund's Zero Coupon Treasuries will go down when interest rates rise. Because they are purchased at a deep discount and do not pay interest periodically, Zero Coupon Treasuries tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of comparable quality and similar maturities. The guarantee of the US government does not apply to the market value of the Zero Coupon Treasuries owned by the fund or to the shares of the fund.


            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the



52 | DWS Target 2014 Fund
            value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PORTFOLIO STRATEGY RISK. The portfolio management team's skill in choosing appropriate investments for the equity portion of the fund's portfolio will determine in large part the fund's ability to achieve its investment objective of long-term growth of capital. Management may be incorrect in its analysis of allocating the fund's investments among Zero Coupon Treasuries and common stocks.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


                                                      DWS Target 2014 Fund  | 53

            TERMINATION OR LIQUIDATION RISK. Although purchases of fund shares should be made for long-term investment purposes only, the Board may terminate, liquidate or merge the fund out of existence before the Maturity Date if it determines that it is in the best interests of the fund's shareholders to do so. In such a case, the fund may not achieve its investment objectives, and it may be possible to lose money invested in the fund. In addition, the agreement with the advisor may no longer be in effect.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


54 | DWS Target 2014 Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


On July 21, 2004, the fund's Board elected to continue operation of the fund after the fund's initial November 15, 2004 maturity date with a new maturity date of November 15, 2014. The fund's name was changed from Scudder Target 2014 Fund to DWS Target 2014 Fund, effective February 6, 2006.


DWS Target 2014 Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -
[GRAPHIC APPEARS HERE]





16.40      13.82      11.59       0.36      -4.66      -6.36     10.35       4.15      3.50      4.75
1997       1998       1999       2000      2001       2002       2003       2004      2005      2006






                2007 TOTAL RETURN AS OF SEPTEMBER 30: 4.55%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 9.66%, Q2 1997                WORST QUARTER: -6.17%, Q3 2001




                                                      DWS Target 2014 Fund  | 55

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 FUND
--------------------------------------------------------------------------------
   Return before Taxes                          -0.49        2.08         4.60
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          -1.04        0.60         2.43
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      0.25*        0.98*        2.83*
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            15.79         6.19         8.42
--------------------------------------------------------------------------------
 LEHMAN BROTHERS US GOVERNMENT
 BOND INDEX (reflects no deductions
 for fees, expenses or taxes)                   3.48         4.64         6.01
--------------------------------------------------------------------------------




 * Returns after Taxes on Distributions and Sale of Fund Shares are higher than Returns after Taxes on Distributions for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


     Total returns would have been lower if operating expenses had not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 The LEHMAN BROTHERS US GOVERNMENT BOND INDEX is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.


--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.


56 | DWS Target 2014 Fund

HOW MUCH INVESTORS PAY


This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor. As previously noted, the fund is no longer offering shares to new or existing shareholders except through dividend reinvestment, shares of which are not subject to the Shareholder Fees described below.




--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                  5.00%
--------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                              None 1
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)2                                  2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.50%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fees                      0.24
--------------------------------------------------------------------------------
 Other Expenses                                         0.50
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                        1.24
--------------------------------------------------------------------------------



1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

2 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
               $620         $874       $1,147       $1,925
--------------------------------------------------------------------------------




                                                      DWS Target 2014 Fund  | 57

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. The Board of Trustees may, without shareholder approval, continue the operation of each fund after each fund's Maturity Date by establishing a new Maturity Date.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its goal.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange
           Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


58 | Other Policies and Risks

           Fund history

           DWS TARGET 2008 FUND. The fund originally commenced operations on May 1, 1997 under the name Kemper Retirement Fund Series VII. Shares of the fund were offered during a limited offering period that ended November 15, 1999. The fund's objectives are to provide a guaranteed return of investment on the maturity date, May 15, 2008, to investors who reinvested all dividends and held their shares to the maturity date and to provide long-term growth of capital.

           The fund's name was changed to Scudder Retirement Fund - Series VII on June 29, 2001, and effective February 6, 2006, the fund was renamed DWS Target 2008 Fund.

           DWS TARGET 2010 FUND. The fund originally commenced operations on February 5, 1990 under the name Kemper Retirement Fund Series I. Shares of the fund were offered during a limited offering period that ended August 29, 1990. The fund's objectives were to provide a guaranteed return of investment on the maturity date, November 15, 1999, to investors who reinvested all dividends and held their shares to the maturity date and to provide long-term growth of capital.

           On July 12, 1999, the fund's Board elected to continue operation of the fund after the November 15, 1999 maturity date with a new maturity date of November 15, 2010. The Board also approved the offering of shares of the fund for a new limited offering period commencing on November 15, 1999 and ending on August 15, 2000. Effective November 15, 1999, the fund's name was changed to Kemper Target 2010 Fund. For investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment for purposes of the guaranteed return of investment as of the November 15, 2010 maturity date is the net asset value of their fund shares on November 15, 1999.

           The fund's name was changed to Scudder Target 2010 Fund on June 29, 2001 and to DWS Target 2010 Fund, effective February 6, 2006.

           DWS TARGET 2011 FUND. The fund originally commenced operations on September 10, 1990 under the name Kemper Retirement Fund Series II. Shares of the fund were offered during a limited offering period that ended March 9, 1992. The fund's


                                                  Other Policies and Risks  | 59
           objectives were to provide a guaranteed return of investment on the maturity date, August 15, 2000, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

           On May 23, 2000, the fund's Board elected to continue operation of the fund after the August 15, 2000 maturity date with a new maturity date of August 15, 2011. The Board also approved the offering of shares of the fund for a new limited offering period commencing on August 15, 2000 and ending February 15, 2002. Effective August 15, 2000, the fund's name was changed to Kemper Target 2011 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continue in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the August 15, 2011 maturity date, is the net asset value of their fund shares on August 15, 2000.

           The fund's name was changed to Scudder Target 2011 Fund on June 29, 2001 and to DWS Target 2011 Fund, effective February 6, 2006.

           DWS TARGET 2012 FUND. The fund originally commenced operations on March 10, 1992 under the name Kemper Retirement Fund Series III. Shares of the fund were offered during a limited offering period that ended January 14, 1993. The fund's objectives were to provide a guaranteed return of investment on the maturity date, February 15, 2002, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

           On November 26, 2001, the fund's Board elected to continue operation of the fund after the February 15, 2002 maturity date with a new maturity date of February 15, 2012. The Board also approved the offering of shares of the fund for a new limited offering period commencing on February 15, 2002 and ending February 15, 2003. Effective February 15, 2002, the fund changed its name to Scudder Target 2012 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the February 15, 2012 maturity date, is the net asset value of their fund shares on February 15, 2002.


60 | Other Policies and Risks

           The fund's name was changed to DWS Target 2012 Fund, effective February 6, 2006.

           DWS TARGET 2013 FUND. The fund originally commenced operations on January 15, 1993 under the name Kemper Retirement Fund Series IV. Shares of the fund were offered during a limited offering period that ended November 14, 1993. The fund's objectives were to provide a guaranteed return of investment on the maturity date, February 15, 2003, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.

           On November 20, 2002, the fund's Board elected to continue operation of the fund after the February 15, 2003 maturity date with a new maturity date of February 15, 2013. The Board also approved the offering of shares of the fund for a new limited offering period commencing on February 15, 2003. Effective February 15, 2003, the fund changed its name to Scudder Target 2013 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the February 15, 2013 maturity date, is the net asset value of their fund shares on February 15, 2003.

           Due to market conditions, on June 23, 2003, Scudder Target 2013 Fund ceased offering shares to both existing and new shareholders, except retirement plans, subject to certain exceptions. Effective May 9, 2005, the fund ceased offering shares to retirement plans.

           The fund's name was changed to DWS Target 2013 Fund, effective February 6, 2006.


           DWS TARGET 2014 FUND. The fund originally commenced operations on November 15, 1993 under the name Kemper Retirement Fund Series V. Shares of the fund were offered during a limited offering period ending April 30, 1995. The fund's objectives were to provide a guaranteed return of investment on the maturity date, November 15, 2004, to investors who reinvested all dividends and held their shares to the maturity date, and to provide long-term growth of capital.



                                                  Other Policies and Risks  | 61

           On July 21, 2004, the fund's Board elected to continue operation of the fund after the November 15, 2004 maturity date with a new maturity date of November 15, 2014. The Board also approved the offering of shares of the fund for a new limited offering period commencing on November 15, 2004. Effective November 15, 2004, the fund changed its name to Scudder Target 2014 Fund.

           For those investors who purchased shares in the fund during the original offering period and who continued in the fund for the new term, the amount of their original investment, for purposes of the guaranteed return of investment as of the November 15, 2014 maturity date, is the net asset value of their fund shares on November 15, 2004.

           On May 12, 2006, the fund ceased offering shares to both existing and new shareholders, except retirement plans, subject to certain exceptions. Effective July 3, 2006, the fund ceased offering shares to retirement plans.

           The fund's name was changed to DWS Target 2014 Fund, effective February 6, 2006.


WHO MANAGES AND OVERSEES THE FUNDS


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major


62 | Who Manages and Oversees the Funds
           investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.



--------------------------------------------------------------------------------
FUND NAME                             FEE PAID
--------------------------------------------------------------------------------
  DWS Target 2008 Fund                  0.50%
--------------------------------------------------------------------------------
  DWS Target 2010 Fund                  0.50%
--------------------------------------------------------------------------------
  DWS Target 2011 Fund                  0.50%
--------------------------------------------------------------------------------
  DWS Target 2012 Fund                  0.50%
--------------------------------------------------------------------------------
  DWS Target 2013 Fund                  0.50%
--------------------------------------------------------------------------------
  DWS Target 2014 Fund                  0.50%
--------------------------------------------------------------------------------



           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder report for the semi-annual period ended January 31 (see "Shareholder reports" on the back cover).



                                        Who Manages and Oversees the Funds  | 63

Portfolio management

The funds are managed by a team of investment professionals who collaborate to implement each fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the funds:

William Chepolis, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  Joined the funds in 2005.
-  BIS, University of Minnesota.

Ohn Choe
-  Analyst of Deutsche Asset Management and Portfolio Manager of the funds.
- Portfolio Manager Associate specializing in Mortgage Backed Securities: New York.
-  Joined Deutsche Asset Management in 2005.
-  BSBA, Georgetown University.

Matthew F. MacDonald
-  Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management and the funds in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.
-  Portfolio Manager for Retail Mortgage Backed Securities: New York.
-  BA, Harvard University; MBA, University of Chicago Graduate School of
   Business.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
-  Global Head of Quantitative Strategies Portfolio Management: New York.
-  Joined the funds in 2006.
-  BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA
Director of Deutsche Asset Management and Portfolio Manager of the funds.
-  Senior portfolio manager for Global Strategies: New York.
- Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.
-  Joined the funds in 2006.
-  BS, Nanjing University; MS, Michigan State University.

64 | Who Manages and Oversees the Funds

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the funds.
- Senior portfolio manager for Global Quantitative Equity: New York.
- Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.
- Joined the funds in 2006.
- BA, University of Connecticut.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                        Who Manages and Oversees the Funds  | 65

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover).


DWS Target 2008 Fund




---------------------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                               2007           2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.55       $  10.91      $  10.99      $  10.98      $  10.74
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
---------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) a                    .39 d          .40           .40           .38           .38
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                            .17           (.26)         (.05)          .04           .28
---------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                  .56            .14           .35           .42           .66
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            (.42)          (.46)         (.43)         (.41)         (.42)
---------------------------------------------------------------------------------------------------------------------
  Net realized gains                               (.33)          (.04)            -             -             -
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                              (.75)          (.50)         (.43)         (.41)         (.42)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  10.36       $  10.55      $  10.91      $  10.99      $  10.98
---------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                 5.37 c,d       1.30 c        3.18 c        3.86          6.28
---------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               18             21            26            31            34
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                     1.54           1.33          1.37          1.11           .98
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                     1.53           1.32          1.31          1.11           .98
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)           3.76 d         3.77          3.59          3.44          3.51
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          57             23            18             6             8
---------------------------------------------------------------------------------------------------------------------




a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charge.

c  Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.07% lower.


66 | Financial Highlights

DWS Target 2010 Fund




---------------------------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                                2007            2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   9.05        $   9.75       $   9.52       $   9.35       $   9.10
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .33 d           .34            .35            .32            .32
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                             .27            (.31)           .23            .18            .26
---------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   .60             .03            .58            .50            .58
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.22)           (.51)          (.35)          (.33)          (.33)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                (.55)           (.22)             -              -              -
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                               (.77)           (.73)          (.35)          (.33)          (.33)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $   8.88        $   9.05       $   9.75       $   9.52       $   9.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                  6.77 c,d         .23 c         6.14           5.39           6.49
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                44              50             59             63             67
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                      1.14            1.12           1.03           1.03            .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                      1.14            1.11           1.03           1.03            .96
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)            3.69 d           3.61          3.58           3.35           3.38
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           68              27             22              7              9
---------------------------------------------------------------------------------------------------------------------------




a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charge.

c  Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.06% lower.


                                                      Financial Highlights  | 67

DWS Target 2011 Fund




---------------------------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                                2007            2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  10.49        $  11.14       $  10.44       $  10.23       $  10.05
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .37 d           .37            .37            .32            .34
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                             .37            (.30)           .33            .31            .30
---------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   .74             .07            .70            .63            .64
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.36)           (.58)             -           (.42)          (.46)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                (.42)           (.14)             -              -              -
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                               (.78)           (.72)             -           (.42)          (.46)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  10.45        $  10.49       $  11.14       $  10.44       $  10.23
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                  7.15 c,d         .60 c         6.70           6.22           6.53
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                71              79             94            101            110
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                      1.07            1.03           1.05            .99            .94
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                      1.07            1.02           1.05            .99            .94
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)            3.51 d          3.44           3.34           3.08           3.31
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           75              29             23              7             11
---------------------------------------------------------------------------------------------------------------------------




a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charge.

c  Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.006 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.


68 | Financial Highlights

DWS Target 2012 Fund




---------------------------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                                2007            2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   8.93        $   9.17       $   8.77       $   8.41       $   8.08
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .26 d           .25            .25            .24            .23
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                             .41            (.21)           .41            .36            .25
---------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   .67             .04            .66            .60            .48
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.30)           (.28)          (.26)          (.24)          (.15)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                (.35)              -              -              -              -
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                               (.65)           (.28)          (.26)          (.24)          (.15)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $   8.95        $   8.93       $   9.17       $   8.77       $   8.41
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                  7.59 c,d         .42 c         7.57           7.19           6.00
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                56              62             73             78             85
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                      1.09            1.10           1.10           1.03            .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                      1.08            1.09           1.10           1.03            .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)            2.89 d          2.82           2.81           2.70           2.76
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           90              34             28              9             16
---------------------------------------------------------------------------------------------------------------------------




a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charge.

c  Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.


                                                      Financial Highlights  | 69

DWS Target 2013 Fund




---------------------------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                                2007            2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   9.07         $  9.31       $   8.82       $   8.35       $   8.53
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .22 d           .21            .22            .21            .16
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                             .47            (.21)           .51            .43           (.18)
---------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   .69               -            .73            .64           (.02)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.29)           (.24)          (.24)          (.17)          (.16)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                (.22)              -              -              -              -
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                               (.51)           (.24)          (.24)          (.17)          (.16)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $   9.25         $  9.07       $   9.31       $   8.82       $   8.35
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                  7.65 c,d        (.02)c         8.33           7.70           (.21)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                39              43             53             57             61
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                      1.24            1.19           1.18           1.07            .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                      1.23            1.18           1.18           1.07            .97
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)            2.41 d          2.38           2.45           2.36           1.83
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           86              36             26             10             87
---------------------------------------------------------------------------------------------------------------------------




a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charges.

c  Total return would have been lower had certain expenses not been reduced.

d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.08%. Excluding this non-recurring income, total return would have been 0.09% lower.


70 | Financial Highlights

DWS Target 2014 Fund




---------------------------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                                2007            2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   7.48         $  8.10       $   7.93       $   7.88       $   7.87
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a                     .21 e           .20            .25            .30            .30
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                             .36            (.24)           .30            .07            .03
---------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                   .57            (.04)           .55            .37            .33
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.01)           (.55)          (.38)          (.32)          (.32)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                (.24)           (.03)             -              -              -
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                               (.25)           (.58)          (.38)          (.32)          (.32)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                                        -             .00*             -              -              -
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $   7.80         $  7.48       $   8.10       $   7.93       $   7.88
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) b                                  7.67 c, e       (.65) c        7.06           4.75           4.40
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                40              44             53             65             71
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                      1.24            1.17           1.18           1.05            .96 d
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                      1.24            1.16           1.18           1.05            .96 d
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)            2.66 e          2.58           3.04           3.81           3.92
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           73              31             98             12             17
---------------------------------------------------------------------------------------------------------------------------




a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charge.

c  Total return would have been lower had certain expenses not been reduced.

d The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 0.93%.

e Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.009 per share and an increase in the ratio of net investment income of 0.12%. Excluding this non-recurring income, total return would have been 0.13% lower.

*   Amount is less than $.005.


                                                      Financial Highlights  | 71

ABOUT YOUR INVESTMENT

           Maturity Date

           The Board of Trustees may in its sole discretion elect, without shareholder approval, to continue the operation of a fund after the fund's Maturity Date with a new maturity date ("New Maturity Date"). Such a decision may be made to provide shareholders with the opportunity of continuing their investment in the fund for a new term without recognizing any taxable capital gains as a result of a redemption. In that event, shareholders of the fund may either continue as such or redeem their shares in the fund.


           If the Board elects to continue operation of a fund, shareholders will be given 60 days' prior notice of such election and the New Maturity Date. In that event, it is anticipated that the offering of the fund's shares would commence again after the Maturity Date for such period as the Board shall determine.


           On the Maturity Date, a fund may also be terminated at the election of the Board of Trustees in its sole discretion and without approval by shareholders, upon 60 days' prior notice to shareholders.

           Subject to shareholder approval, other alternatives may be pursued by a fund after the Maturity Date. For instance, the Board may consider the possibility of a tax-free reorganization between the fund and another registered open-end investment company or any other series of DWS Target Fund.


TRANSACTION INFORMATION

           The following policies are general policies for the DWS Family of Funds, some of which may not be currently applicable as the funds are no longer offering shares to new or existing shareholders except through dividend reinvestment.


           Buying shares

           The Target Funds have ceased to offer shares to both existing and new shareholders, although dividend reinvestment is permitted (see "Fund History" under "Other Policies and Risks" for additional information).


72 |

           Financial intermediary support payments


           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority ("FINRA") or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                                                                            | 73

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


74 |
           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


                                                                            | 75

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).



76 |

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50. However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


                                                                            | 77

           Shareholders are limited to four roundtrip transactions in the same DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).


           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.



78 |

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


                                                                            | 79

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
           (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the


80 |
           same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.


           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.



                                                                            | 81
           conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust compa-nies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.




82 |

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist


           - withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account


           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.


                                                                            | 83

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to
           Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



84 |

           The price at which you buy shares is the NAV, although it will be adjusted to allow for any applicable sales charge. The price at which you sell shares is also the NAV.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


                                                                            | 85

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or redemption fee); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)


86 |

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           EACH FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS TO ITS SHAREHOLDERS ANNUALLY IN DECEMBER. If necessary, the funds may distribute at other times as needed.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 87
           gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depend on their type:


--------------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
--------------------------------------------------------------------------------------
DISTRIBUTIONS FROM A FUND
- gains from the sale of                              - gains from the sale of
  securities held (or treated as                        securities held by a fund for
  held) by a fund for more than                         one year or less
  one year                                            - all other taxable income
- qualified dividend income
--------------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             - gains from selling fund
  shares held for more than                             shares held for one year or
  one year                                              less
--------------------------------------------------------------------------------------


           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders of the fund generally will not be entitled to a credit or deduction with respect to foreign taxes paid by the fund or the underlying funds. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes


88 | Understanding Distributions and Taxes
           dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.


           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%. For more information, see the Statement of Additional Information, under "Taxes."


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund.


                                     Understanding Distributions and Taxes  | 89

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown. Because the funds are closed to new investors, the tables below do not reflect maximum initial sales charges.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


90 | Appendix

                             DWS Target 2008 Fund




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.54%              3.46%       $ 10,346.00        $   156.66
------------------------------------------------------------------------------------------------
   2           10.25%        1.54%              7.04%       $ 10,703.97        $   162.08
------------------------------------------------------------------------------------------------
   3           15.76%        1.54%             10.74%       $ 11,074.33        $   167.69
------------------------------------------------------------------------------------------------
   4           21.55%        1.54%             14.58%       $ 11,457.50        $   173.50
------------------------------------------------------------------------------------------------
   5           27.63%        1.54%             18.54%       $ 11,853.93        $   179.50
------------------------------------------------------------------------------------------------
   6           34.01%        1.54%             22.64%       $ 12,264.08        $   185.71
------------------------------------------------------------------------------------------------
   7           40.71%        1.54%             26.88%       $ 12,688.41        $   192.13
------------------------------------------------------------------------------------------------
   8           47.75%        1.54%             31.27%       $ 13,127.43        $   198.78
------------------------------------------------------------------------------------------------
   9           55.13%        1.54%             35.82%       $ 13,581.64        $   205.66
------------------------------------------------------------------------------------------------
  10           62.89%        1.54%             40.52%       $ 14,051.57        $   212.78
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,834.49
------------------------------------------------------------------------------------------------



DWS Target 2010 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.14%              3.86%       $ 10,386.00        $   116.20
------------------------------------------------------------------------------------------------
   2           10.25%        1.14%              7.87%       $ 10,786.90        $   120.69
------------------------------------------------------------------------------------------------
   3           15.76%        1.14%             12.03%       $ 11,203.27        $   125.34
------------------------------------------------------------------------------------------------
   4           21.55%        1.14%             16.36%       $ 11,635.72        $   130.18
------------------------------------------------------------------------------------------------
   5           27.63%        1.14%             20.85%       $ 12,084.86        $   135.21
------------------------------------------------------------------------------------------------
   6           34.01%        1.14%             25.51%       $ 12,551.33        $   140.43
------------------------------------------------------------------------------------------------
   7           40.71%        1.14%             30.36%       $ 13,035.82        $   145.85
------------------------------------------------------------------------------------------------
   8           47.75%        1.14%             35.39%       $ 13,539.00        $   151.48
------------------------------------------------------------------------------------------------
   9           55.13%        1.14%             40.62%       $ 14,061.60        $   157.32
------------------------------------------------------------------------------------------------
  10           62.89%        1.14%             46.04%       $ 14,604.38        $   163.40
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,386.10
------------------------------------------------------------------------------------------------




                                                                  Appendix  | 91

                             DWS Target 2011 Fund




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.07%              3.93%       $ 10,393.00        $   109.10
------------------------------------------------------------------------------------------------
   2           10.25%        1.07%              8.01%       $ 10,801.44        $   113.39
------------------------------------------------------------------------------------------------
   3           15.76%        1.07%             12.26%       $ 11,225.94        $   117.85
------------------------------------------------------------------------------------------------
   4           21.55%        1.07%             16.67%       $ 11,667.12        $   122.48
------------------------------------------------------------------------------------------------
   5           27.63%        1.07%             21.26%       $ 12,125.64        $   127.29
------------------------------------------------------------------------------------------------
   6           34.01%        1.07%             26.02%       $ 12,602.18        $   132.29
------------------------------------------------------------------------------------------------
   7           40.71%        1.07%             30.97%       $ 13,097.44        $   137.49
------------------------------------------------------------------------------------------------
   8           47.75%        1.07%             36.12%       $ 13,612.17        $   142.90
------------------------------------------------------------------------------------------------
   9           55.13%        1.07%             41.47%       $ 14,147.13        $   148.51
------------------------------------------------------------------------------------------------
  10           62.89%        1.07%             47.03%       $ 14,703.11        $   154.35
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,305.65
------------------------------------------------------------------------------------------------



DWS Target 2012 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.09%              3.91%       $ 10,391.00        $   111.13
------------------------------------------------------------------------------------------------
   2           10.25%        1.09%              7.97%       $ 10,797.29        $   115.48
------------------------------------------------------------------------------------------------
   3           15.76%        1.09%             12.19%       $ 11,219.46        $   119.99
------------------------------------------------------------------------------------------------
   4           21.55%        1.09%             16.58%       $ 11,658.14        $   124.68
------------------------------------------------------------------------------------------------
   5           27.63%        1.09%             21.14%       $ 12,113.98        $   129.56
------------------------------------------------------------------------------------------------
   6           34.01%        1.09%             25.88%       $ 12,587.63        $   134.62
------------------------------------------------------------------------------------------------
   7           40.71%        1.09%             30.80%       $ 13,079.81        $   139.89
------------------------------------------------------------------------------------------------
   8           47.75%        1.09%             35.91%       $ 13,591.23        $   145.36
------------------------------------------------------------------------------------------------
   9           55.13%        1.09%             41.23%       $ 14,122.65        $   151.04
------------------------------------------------------------------------------------------------
  10           62.89%        1.09%             46.75%       $ 14,674.84        $   156.95
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,328.70
------------------------------------------------------------------------------------------------




92 | Appendix

                             DWS Target 2013 Fund




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.24%              3.76%       $ 10,376.00        $   126.33
------------------------------------------------------------------------------------------------
   2           10.25%        1.24%              7.66%       $ 10,766.14        $   131.08
------------------------------------------------------------------------------------------------
   3           15.76%        1.24%             11.71%       $ 11,170.94        $   136.01
------------------------------------------------------------------------------------------------
   4           21.55%        1.24%             15.91%       $ 11,590.97        $   141.12
------------------------------------------------------------------------------------------------
   5           27.63%        1.24%             20.27%       $ 12,026.79        $   146.43
------------------------------------------------------------------------------------------------
   6           34.01%        1.24%             24.79%       $ 12,479.00        $   151.94
------------------------------------------------------------------------------------------------
   7           40.71%        1.24%             29.48%       $ 12,948.21        $   157.65
------------------------------------------------------------------------------------------------
   8           47.75%        1.24%             34.35%       $ 13,435.06        $   163.58
------------------------------------------------------------------------------------------------
   9           55.13%        1.24%             39.40%       $ 13,940.22        $   169.73
------------------------------------------------------------------------------------------------
  10           62.89%        1.24%             44.64%       $ 14,464.37        $   176.11
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,499.98
------------------------------------------------------------------------------------------------



DWS Target 2014 Fund





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        1.24%              3.76%       $ 10,376.00        $   126.33
------------------------------------------------------------------------------------------------
   2           10.25%        1.24%              7.66%       $ 10,766.14        $   131.08
------------------------------------------------------------------------------------------------
   3           15.76%        1.24%             11.71%       $ 11,170.94        $   136.01
------------------------------------------------------------------------------------------------
   4           21.55%        1.24%             15.91%       $ 11,590.97        $   141.12
------------------------------------------------------------------------------------------------
   5           27.63%        1.24%             20.27%       $ 12,026.79        $   146.43
------------------------------------------------------------------------------------------------
   6           34.01%        1.24%             24.79%       $ 12,479.00        $   151.94
------------------------------------------------------------------------------------------------
   7           40.71%        1.24%             29.48%       $ 12,948.21        $   157.65
------------------------------------------------------------------------------------------------
   8           47.75%        1.24%             34.35%       $ 13,435.06        $   163.58
------------------------------------------------------------------------------------------------
   9           55.13%        1.24%             39.40%       $ 13,940.22        $   169.73
------------------------------------------------------------------------------------------------
  10           62.89%        1.24%             44.64%       $ 14,464.37        $   176.11
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,499.98
------------------------------------------------------------------------------------------------




                                                                  Appendix  | 93

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
DWS Target Fund       DWS Target 2008 Fund      811-5896
DWS Target Fund       DWS Target 2010 Fund      811-5896
DWS Target Fund       DWS Target 2011 Fund      811-5896
DWS Target Fund       DWS Target 2012 Fund      811-5896
DWS Target Fund       DWS Target 2013 Fund      811-5896
DWS Target Fund       DWS Target 2014 Fund      811-5896



[GRAPHIC APPEARS HERE]




(12/1/07) DTF-1
[RECYCLE GRAPHIC APPEARS HERE]

[DWS SCUDDER LOGO APPEARS HERE]

Supplement to the currently effective Statement of Additional Information of each of the noted funds/portfolios:

--------------------------------------------------------------------------------

Cash Account Trust
    Government & Agency Securities Portfolio
    Money Market Portfolio
    Tax-Exempt Portfolio
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax-Free Income Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund

DWS High Income Fund
DWS Large Cap Value Fund
DWS LifeCompass Protect Fund
DWS Money Market Prime Series
DWS New York Tax-Free Income Fund
DWS Strategic Income Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Government Securities Fund
DWS Variable Series II
    DWS Balanced VIP
    DWS Blue Chip VIP
    DWS Conservative Allocation VIP
    DWS Core Fixed Income VIP
    DWS Davis Venture Value VIP
    DWS Dreman High Return Equity VIP

    DWS Dreman Small Mid Cap Value VIP
    DWS Global Thematic VIP
    DWS Government & Agency Securities VIP
    DWS Growth Allocation VIP
    DWS High Income VIP
    DWS International Select Equity VIP
    DWS Janus Growth & Income VIP
    DWS Large Cap Value VIP
    DWS Mid Cap Growth VIP
    DWS Moderate Allocation VIP
    DWS Money Market VIP
    DWS Small Cap Growth VIP
    DWS Strategic Income VIP
    DWS Technology VIP
    DWS Turner Mid Cap Growth VIP
Investors Cash Trust
    Treasury Portfolio
Tax-Exempt California Money Market Fund


At present, substantially all DWS mutual funds are overseen by one of two clusters of boards of trustees/directors (the "Boards"). Each Board, including the Board that oversees your Fund (the "Chicago Board"), has determined that the formation of a single consolidated Board overseeing substantially all DWS mutual funds is in the best interests of the Funds. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the Chicago Board with the other primary DWS mutual fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the Chicago Board has determined to nominate and recommend that shareholders of each Fund re-elect four members of your Fund's Board (John W. Ballantine, Paul
K. Freeman, William McClayton and Robert H. Wadsworth, collectively, the "Chicago Nominees") and elect eight individuals who currently serve on the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg, collectively, the "New York Nominees") to the Board of your Fund. Information regarding the New York Nominees is set forth below. In addition, the New York Board will nominate and elect the Chicago Nominees to the Board of each fund currently overseen by the New York Board. As a result, as of the Consolidation Date, it is expected that the twelve individuals named in this paragraph (each of which will be considered non-interested), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of each DWS mutual fund (134 funds), including your Fund.

To facilitate the Board consolidation, four members of the Chicago Board
(Donald L. Dunaway, James R. Edgar, Robert B. Hoffman and Shirley D. Peterson) have agreed not to stand for re-election (the "Non-Continuing Board Members"). Independent members of the Chicago Board are not entitled to benefits under any pension or retirement plan. However, the Chicago Board determined that it would be appropriate to provide the Non-Continuing Board Members with a retirement agreement, the terms of which include a one-time retirement payment. For each Non-Continuing Board Member, the amount of the retirement payment is based on the product of (i) such individual's current annual Board member compensation times (ii) the lesser of five years or the number of years (and/or portion thereof) from the expected Consolidation Date to the date when such individual would reach the Funds' mandatory retirement age. As Deutsche Investment Management Americas Inc. ("DIMA"), the Funds' investment adviser, will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the cost of the retirement payments. The amount to be received by each Non-Continuing Board Member is as follows: $354,375 in the aggregate for all the Funds (between $64 and $68,321 per Fund) for Mr. Dunaway; $950,000 in the aggregate for all the Funds (between $172 and $183,153 per Fund) for Mr. Edgar; $138,750 in the aggregate for all the Funds (between $25 and $26,750 per Fund); for Mr. Hoffman; and $937,500 in the aggregate for all the Funds (between $170 and $180,743 per Fund) for Ms. Peterson. In connection with the receipt of the retirement payment, each Non-Continuing Board Member agreed that, without the prior written consent of the DWS funds, he or she shall not in any way, directly or indirectly, solicit, accept, or serve in any position as a director, trustee, or equivalent role on the Board of any investment company registered with the SEC for a specified period.

In addition, pursuant to the retirement agreement and a separate agreement between the Funds and DIMA, each Non-Continuing Board Member has received certain assurances from the Funds and DIMA regarding continuation of insurance and indemnification rights. With respect to insurance, for the six-year period following the Consolidation Date, the Funds currently expect to maintain, D&O/E&O Insurance and Independent Director Liability ("IDL") Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Funds and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance. With respect to indemnification, the Funds have provided assurances that the retirement agreement, the retirement of the Non-Continuing Board Member and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of the Non-Continuing Board Member to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that the Non-Continuing Board Member may incur or suffer arising from or with respect to the Non-Continuing Board Member's service in such capacity.

DIMA has similarly agreed that the retirement of the Non-Continuing Board Members under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-Continuing Board Members may have under any agreement of indemnification between a Non-Continuing Board Member and DIMA.

In addition, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-Continuing Board Members sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-Continuing Board Members substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-Continuing Board Member.

Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Funds' current committee structure and other governance practices, including the appointment of new committee chairs and members. Additional information regarding these changes will be set forth in each Fund's statement of additional information upon implementation.

Nominee Information

Information is provided below as of October 31, 2007 for each New York Nominee and for Mr. Schwarzer, who would be an interested member of the Board by virtue of his positions with Deutsche Asset Management.


                                                                                                        Position
                                                                                                      with the DWS
                                                                                                        Funds and
                                                Business Experience and Directorships                   Length of
    Name and Year of Birth(1)                          During the Past 5 Years                         Time Served
----------------------------------------------------------------------------------------------------------------------
Independent Board Member New
   York Nominees
----------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)        Vice Chairman, WGBH Educational Foundation (formerly President   New York Board
                                   1984-2007).  Directorships: Association of Public Television     Member since
                                   Stations; Becton Dickinson and Company (medical technology       1990.(2)
                                   company); Belo Corporation (media company); Boston Museum of
                                   Science; PBS Foundation; and Public Radio International.
                                   Former Directorships:  American Public Television; Concord
                                   Academy; New England Aquarium; Mass. Corporation for
                                   Educational Telecommunications; Committee for Economic
                                   Development; Public Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)         President, Driscoll Associates (consulting firm); Executive      New York Board
                                   Fellow, Center for Business Ethics, Bentley College; formerly,   Member since
                                   Partner, Palmer & Dodge (1988-1990); Vice President of           1987,(2)
                                   Corporate Affairs and General Counsel, Filene's (1978-1988).     Chairman since
                                   Directorships:  Trustee of 8 open-end mutual funds managed by    2004.
                                   Sun Capital Advisers, Inc. (since 2007); Director of ICI
                                   Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest
                                   Florida Community Foundation (charitable organization); Former
                                   Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                   (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                Managing General Partner, Exeter Capital Partners (a series of   New York Board
                                   private equity funds).  Directorships:  Progressive Holding      Member since
                                   Corporation (kitchen goods importer and distributor); Natural    1996.(2)
                                   History, Inc. (magazine publisher); Box Top Media Inc.
                                   (advertising); The Kennel Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss (1945)         Clinical Professor of Finance, NYU Stern School of Business      New York Board
                                   (1997-present); Member, Finance Committee, Association for       Member since
                                   Asian Studies (2002-present); Director, Mitsui Sumitomo          2001.(2)
                                   Insurance Group (US) (2004-present); prior thereto, Managing
                                   Director, J.P. Morgan (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                       3

                                                                                                        Position
                                                                                                      with the DWS
                                                                                                        Funds and
                                                Business Experience and Directorships                   Length of
    Name and Year of Birth(1)                          During the Past 5 Years                         Time Served
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring (1946)          Jacob Safra Professor of International Banking and Professor,    New York Board
                                   Finance Department, The Wharton School, University of            Member since
                                   Pennsylvania (since July 1972); Co-Director, Wharton Financial   1990.(2)
                                   Institutions Center (since July 2000); Director, Japan Equity
                                   Fund, Inc. (since September 2007), Thai Capital Fund, Inc.
                                   (since September 2007), Singapore Fund, Inc. (since September
                                   2007).  Formerly, Vice Dean and Director, Wharton
                                   Undergraduate Division (July 1995-June 2000); Director, Lauder
                                   Institute of International Management Studies (July 2000-June
                                   2006)
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel (1951)            President and Chief Executive Officer, The Pew Charitable        New York Board
                                   Trusts (charitable organization) (1994 to present); Trustee,     Member since
                                   Thomas Jefferson Foundation (charitable organization) (1994 to   1995.(2)
                                   present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present).  Formerly, Executive Vice
                                   President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor
                                   Education (charitable organization) (2004-2005); Director,
                                   Viasys Health Care (January 2007-June 2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr. (1946)      Private investor since October 2003; Trustee of 8 open-end       New York Board
                                   mutual funds managed by Sun Capital Advisers, Inc. (since        Member since
                                   October 1998).  Formerly, Pension & Savings Trust Officer,       1993.(2)
                                   Sprint Corporation (telecommunications) (November
                                   1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)      Retired.  Formerly, Consultant (1997-2001); Director, US         New York Board
                                   Government Accountability Office (1996-1997); Partner,           Member since
                                   Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).             1997.(2)
                                   Directorships:  The William and Flora Hewlett Foundation;
                                   Service Source, Inc. Former Directorships: Mutual Fund
                                   Directors Forum (2002-2004), American Bar Retirement
                                   Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Interested Board Member
   Nominee
----------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     Managing Director, Deutsche Asset Management; Head of Deutsche   New York Board
                                   Asset Management Americas; CEO of DWS Scudder; formerly,         Member since
(1958)                             board  member of DWS Investments, Germany (1999-2005);           2006.
                                   formerly, Head of Sales and Product Management for the Retail
                                   and Private Banking Division of Deutsche Bank in Germany
                                   (1997-1999); formerly, various strategic and operational
                                   positions for Deutsche Bank Germany Retail and Private Banking
                                   Division in the field of investment funds, tax driven
                                   instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

--------------------
(1) Unless otherwise indicated, the mailing address of each New York Nominee is c/o Dawn Marie-Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) Indicates the year in which the nominee joined the Board of one or more DWS funds now overseen by the New York Board.


               Please Retain This Supplement for Future Reference





November 26, 2007

                                 DWS TARGET FUND

                              DWS Target 2008 Fund

                              DWS Target 2010 Fund

                              DWS Target 2011 Fund

                              DWS Target 2012 Fund

                              DWS Target 2013 Fund

                              DWS Target 2014 Fund



                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2007



This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated December 1, 2007 (the "Prospectus") for shares of DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and the DWS Target 2014 Fund (each a "Fund," collectively the "Funds"), each a series of DWS Target Fund (the "Trust"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated July 31, 2007, accompany this Statement of Additional Information. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the corresponding Prospectus for the Funds.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................2
   Portfolio Holdings Information............................................18

MANAGEMENT OF THE FUND.......................................................19
   Investment Advisor........................................................19
   Compensation of Portfolio Managers........................................22
   Fund Ownership of Portfolio Managers......................................23
   Conflicts of Interest.....................................................23

FUND SERVICE PROVIDERS.......................................................27
   Underwriter...............................................................27
   Independent Registered Public Accounting Firm.............................31
   Legal Counsel.............................................................31
   Custodian, Transfer Agent and Shareholder Service Agent...................31

PORTFOLIO TRANSACTIONS.......................................................34


PURCHASE AND REDEMPTION OF SHARES............................................39

DIVIDENDS....................................................................52

TAXES........................................................................53

NET ASSET VALUE..............................................................58

TRUSTEES AND OFFICERS........................................................59

TRUST ORGANIZATION...........................................................66

PROXY VOTING GUIDELINES......................................................68

FINANCIAL STATEMENTS.........................................................69

ADDITIONAL INFORMATION.......................................................69

RATINGS OF INVESTMENTS.......................................................71

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy, each Fund may not:

1.       borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6. purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Funds' affairs. These represent intentions of the Trustees based upon current circumstances. Non-fundamental policies may be changed by the Trustees of the Trust without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:

(a) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(b) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with short sales, futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;


(c) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(d) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(e) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


(f) lend portfolio securities in an amount greater than 33?% of its total assets; and

(g) purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.



If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board of Trustees (the "Board") has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which each Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DIMA or the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's assets.


The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.


Each Fund seeks to provide a guaranteed return of investment on its Maturity Date to investors who reinvest all dividends and hold their shares until the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive on the Maturity Date at least their original investment, including any applicable sales charge, is provided by the par value of the portion of each Fund's assets invested in "zero coupon" US Treasury obligations (the "Zero Coupon Treasuries") as well as by an agreement between each Fund and DIMA. Investors who do not reinvest all dividends or who redeem part or all of their investment in a Fund other than on the Maturity Date will not receive the benefit of this assurance, and upon the redemption may receive more or less than the amount of their original investment; provided, however, in the event of a partial redemption, this assurance will continue as to that part of the original investment that remains invested (with all dividends thereon reinvested) until the Maturity Date.

General. Each Fund may invest in Zero Coupon Treasuries and equity securities (as described in the prospectus) and engage in futures, options and other derivatives transactions and other investment techniques in accordance with its investment objectives and policies. Supplemental information concerning each Fund's investments and certain investment techniques is set forth below.

Each Fund offers its shares during a limited offering period (the "Offering Period"). The Offering Period is currently closed for each of the Funds, though the Trustees could reopen one or more of the Funds to further investment in the future. When they are available for purchase, shares are offered at net asset value plus the applicable sales charge. The Zero Coupon Treasuries that each Fund acquires with the proceeds of the sale of its shares during the Offering Period are selected so as to mature at a specific par value on or about the Maturity Date. The Advisor will continuously adjust the proportion of each Fund's assets invested in Zero Coupon Treasuries so that the value of the Zero Coupon Treasuries on the Maturity Date (i.e., the aggregate par value of the Zero Coupon Treasuries in the portfolio) are sufficient to enable investors who reinvest all dividends and hold their investment in each Fund until the Maturity Date to receive on the Maturity Date the full amount of such investment, including any sales charge. Thus, the minimum par value of Zero Coupon Treasuries per Fund share necessary to provide for each Fund's investment protection will be continuously determined and maintained.

As detailed in the Funds' prospectus, each Fund will cease offering its shares if their continued offering would cause more than 70% of the Fund's assets to be allocated to Zero Coupon Treasuries in order to provide shareholders with at least a minimum exposure to the equity markets. In the future, if market conditions allow, each Fund may reopen from time to time to new investments.

After the Offering Period, current Fund shareholders may continue to make additional investments in their existing Fund account only through reinvestment of their dividends.

In order to provide further assurance that each Fund's investment protection will be maintained, DIMA has entered into an Agreement (the "Agreement") with each Fund. Under the Agreement, DIMA has agreed to make sufficient payments on the Maturity Date to enable shareholders who have reinvested all dividends and held their investment in a Fund until the Maturity Date to receive on the Maturity Date an aggregate amount of redemption proceeds and payments under the Agreement equal to the amount of their original investment, including any sales charge.

The portion of each Fund's assets that will be allocated to the purchase of Zero Coupon Treasuries will fluctuate during an Offering Period. This is because the value of the Zero Coupon Treasuries and equity securities, and therefore the offering price of each Fund's shares, will fluctuate with changes in interest rates and other market value fluctuations. If the offering price of a Fund's shares increases during the Offering Period, the minimum par value of Zero Coupon Treasuries per Fund share necessary to provide for the Fund's investment protection will increase and this amount will be fixed by the highest offering price during the Offering Period. Each Fund may hold Zero Coupon Treasuries in an amount in excess of the amount necessary to provide for the Fund's investment protection in the discretion of the Fund's Advisor. During an Offering Period, under normal market conditions, the proportion of each Fund's portfolio invested in Zero Coupon
Treasuries may be expected to range from 50% to 65%; but a greater or lesser percentage is possible.

As the percentage of Zero Coupon Treasuries in each Fund's portfolio increases, the percentage of equity securities in the portfolio will necessarily decrease. This will result in less potential for capital growth from equity securities. In order to help ensure at least a minimum level of exposure to the equity markets for shareholders, each Fund will cease offering its shares if, as a result of their continued offering, more than 70% of its assets would be allocated to Zero Coupon Treasuries. After the Offering Period is over, no additional assets will be allocated to the purchase of Zero Coupon Treasuries. However, since the values of the Zero Coupon Treasuries and equity securities are often affected in different ways by changes in interest rates and other market conditions and will often fluctuate independently, the percentage of each Fund's net assets represented by Zero Coupon Treasuries will continue to fluctuate after the end of the Offering Period. Zero Coupon Treasuries may be liquidated before the Maturity Date to meet redemptions and pay cash dividends, provided that the minimum amount necessary to provide for each Fund's investment protection is maintained.

Shareholders who elect to receive dividends in cash are in effect withdrawing a portion of the accreted income on the Zero Coupon Treasuries that are held to protect their original investment at the Maturity Date. These shareholders will receive the same net asset value per share for any Fund shares redeemed at the Maturity Date as shareholders who reinvest dividends, but they will have fewer shares to redeem than shareholders similarly situated who had reinvested all dividends and will lose the benefit of investment protection. Shareholders who redeem some or all of their shares before the Maturity Date lose the benefit of investment protection with respect to those shares redeemed. Thus, investors are encouraged to reinvest all dividends and to evaluate their need to receive some or all of their investment prior to the Maturity Date before making an investment in a Fund.

The value of the Zero Coupon Treasuries and the equity securities in each Fund's portfolio will fluctuate prior to the Maturity Date and the value of the Zero Coupon Treasuries will equal their par value on the Maturity Date. As noted herein (see "Zero Coupon Treasuries"), the value of the Zero Coupon Treasuries may be expected to experience more volatility than US Government securities that have similar yields and maturities but that make current distributions of interest. Thus, the net asset value of each Fund's shares will fluctuate with changes in interest rates and other market conditions prior to the Maturity Date. As an open-end investment company, a Fund will redeem its shares at the request of a shareholder at the net asset value per share next determined after a request is received in proper form. Thus, shareholders who redeem their shares prior to the Maturity Date may receive more or less than their acquisition cost, including any sales charge, whether or not they reinvest their dividends. Such shares, therefore, would not receive the benefit of a Fund's investment protection. Any shares not redeemed prior to the Maturity Date by a shareholder would continue to receive the benefit of each Fund's investment protection provided that all dividends with respect to such shares are reinvested. Accordingly, the Funds may not be appropriate for investors who expect to redeem their investment in the Funds prior to the Maturity Date.

Each year each Fund will be required to accrue an increasing amount of income on its Zero Coupon Treasuries utilizing the effective interest method. However, to maintain its tax status as a pass-through entity under Subchapter M of the Internal Revenue Code and also to avoid imposition of excise taxes, each Fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its Zero Coupon Treasuries for which it receives no payments in cash prior to their maturity. Dividends of each Fund's investment income and short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. See "Dividends and Taxes." However, shareholders who elect to receive dividends in cash, instead of reinvesting these amounts in additional shares of a Fund, may realize an amount upon redemption of their investment on the Maturity Date that is less or greater than their acquisition cost and, therefore, will not receive the benefit of the Fund's investment protection. Accordingly, the Funds may not be appropriate for investors who will require cash distributions from a Fund in order to meet current tax obligations resulting from their investment or for other needs.

As noted previously, each Fund will maintain a minimum par value of Zero Coupon Treasuries per share in order to provide for the Fund's investment protection. In order to generate sufficient cash to meet dividend requirements and other operational needs and to redeem Fund shares on request, each Fund may be required to limit reinvestment of capital on the disposition of equity securities and may be required to liquidate equity securities at a time when it is otherwise disadvantageous to do so, which may result in the realization of losses on the disposition of such securities, and may also be required to borrow money to satisfy dividend and redemption requirements. The liquidation of equity securities and the expenses of borrowing money in such circumstances could impair the ability of a Fund to meet its objective of long-term capital growth.

The Board of Trustees of the Trust may in its sole discretion elect, without shareholder approval, to continue the operation of a Fund after the Maturity Date with a new maturity date ("New Maturity Date"). Such a decision may be made to provide shareholders with the opportunity of continuing their investment in the Fund for a new term without recognizing any taxable capital gains as a result of a redemption. In that event, shareholders of the Fund may either continue as such or redeem their shares in the Fund. Shareholders who reinvest all dividends and hold their shares to the Maturity Date will be entitled to the benefit of a Fund's investment protection on the Maturity Date whether they continue as shareholders or redeem their shares. If this alternative were to be elected, each Fund would at the Maturity Date collect the proceeds of the Zero Coupon Treasuries that mature on such date and, after allowing for any redemption requests by shareholders, reinvest such proceeds in Zero Coupon
Treasuries and equity securities as necessary to provide for the Fund's investment protection benefit on the New Maturity Date. For such purposes, the investment of shareholders then in the Fund would be deemed to be the net asset value of their investment in the Fund at the current Maturity Date. Thus, in effect, the total value of such shareholders' investment in the Fund on the current Maturity Date will be treated as an investment for the new term and will benefit from the Fund's investment protection for the new term if they reinvest all dividends and maintain their investment in the Fund until the New Maturity Date. If the Board of Trustees elects to continue a Fund, shareholders will be given 60 days' prior notice of such election and the New Maturity Date. In that event, it is anticipated that the offering of the Fund's shares would commence again after the Maturity Date with a new prospectus for such period as the Board of Trustees shall determine.

On the Maturity Date, each Fund may also be terminated at the election of the Board of Trustees of the Trust in its sole discretion and without approval by shareholders, upon 60 days' prior notice to shareholders. In such event, the proceeds of the Zero Coupon Treasuries maturing on such date shall be collected and the equity securities and other assets then owned by the Fund shall be sold or otherwise reduced to cash, the liabilities of the Fund will be discharged or otherwise provided for, the Fund's outstanding shares will be mandatorily redeemed at the net asset value per share determined on the Maturity Date and, within seven days thereafter, the Fund's net assets will be distributed to shareholders and the Fund shall be thereafter terminated. Termination of a Fund may require the disposition of the equity securities at a time when it is otherwise disadvantageous to do so and may involve selling securities at a substantial loss. The estimated expenses of liquidation and termination of a Fund, however, are not expected to affect materially the ability of the Fund to provide for its investment protection benefit. In the event of termination of a Fund as noted above, the redemption of shares effected in connection with such termination would for current federal income tax purposes constitute a sale upon which a gain or loss may be realized depending upon whether the value of the shares being redeemed is more or less than the shareholder's adjusted cost basis of such shares.

Subject to shareholder approval, other alternatives may be pursued by each Fund after the Maturity Date. For instance, the Board of Trustees may consider the possibility of a tax-free reorganization between a Fund and another registered open-end management investment company or any other series of the Trust.

For temporary defensive purposes, each Fund may vary from its main investment strategy and may invest, without limit, in high-grade debt securities, securities of the US Government and its agencies and high-quality money market instruments, including repurchase agreements, depending upon the portfolio management team's analysis of business and economic conditions and the outlook for security prices. In such a case, a Fund would not be pursuing, and may not achieve, its investment objectives.

Borrowing. The Funds may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Funds may borrow through other means to the extent permitted by the 1940 Act. In addition to borrowing for leverage purposes, the Funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Funds' assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of a Fund's agreement with its lender, the net asset value per share of a Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Funds did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Funds must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Funds compared with what it would have been without leverage.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Depository Receipts. Each Fund may invest in sponsored or unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depository Receipts"). Depository Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depository Receipts may be more volatile than if the issuer of the underlying securities sponsored them. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts, options on foreign currencies and other currency-related instruments, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a Fund's investment performance. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for each Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of each Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Foreign Securities Involve Currency Risks. The US Dollar value of a foreign security tends to decrease when the value of the US Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the US Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for foreign securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. Settlement of Foreign Securities trades may take longer and present more risk than for domestic securities. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.


Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains and could also increase transaction costs, which may impact a fund's expense ratio.


Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC, which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, each Fund will comply with their respective nonfundamental policies on borrowing.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objectives and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.



Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a Fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Funds may use Uninvested Cash to purchase shares of affiliated money market funds or shares of Cash Management QP Trust, or other entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of "investment company" pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds"), provided that any Central Funds will operate in accordance with Rule 2a-7 under the 1940 Act. Investments in such cash management vehicles may exceed the limits of Rule 12(d)(1)(A).


Lending of Portfolio Securities. Each fund may lend its investment securities to approved institutional borrowers, including those who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors/Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by a fund's advisor (or one of its affiliates).

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Repurchase Agreements. Each Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Funds to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Short Sales Against the Box. A Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Fund may enter into short sales against the box.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include additional techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to certain Strategic
Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Other Strategic Transactions, such as forward contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

The Funds may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. A Fund will not purchase call options unless the aggregate premiums paid on all options held by a Fund at any time do not exceed 20% of its total assets. All calls sold by the Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not purchase put options unless the aggregate premiums paid on all options held by the Fund at any time do not exceed 20% of its total assets. A Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligation by the buyer to deliver the specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund is operated by persons who have claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.


A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.


A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain . Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use
Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Options on Securities Indices and Other Financial Indices. Each Fund may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to enhance returns. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


A Fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise

"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Zero Coupon Securities. The Funds will invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Funds' prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.


Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").


Prior to any disclosure of a Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Funds' Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Fund. Under the supervision of the Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for a Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.


Pursuant to an investment management agreement (each an "Agreement") with each Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.


The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds. In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of each Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreement for each Fund was last approved by the Trustees on September 19, 2007. Each Agreement will continue in effect until September 30, 2008 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund.

Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under each Agreement, the Advisor regularly provides the Funds with continuing investment management consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Fund's investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under the Funds' Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.


Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.


Each Fund pays the Advisor an investment management fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Fund. The Advisor received management fees as follows:


Fund Name                                                    Fiscal Year Ending July 31,
                                           2005                         2006                         2007
                                           ----                         ----                         ----


DWS Target 2008 Fund                     $140,272*                    $114,659+                     $97,790
DWS Target 2010 Fund                     $308,848*                    $273,288+                    $237,408
DWS Target 2011 Fund                     $496,492*                    $431,367+                    $379,319
DWS Target 2012 Fund                     $382,133*                    $337,408+                    $299,494
DWS Target 2013 Fund                     $280,686*                   $243,895++                    $210,199
DWS Target 2014 Fund                    $287,013**                   $248,611++                    $214,888


* Effective October 1, 2003 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of each Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

** Effective October 1, 2003 through November 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

+ For the period from August 1, 2005 through September 30, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of each Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

++ For the period from August 1, 2005 through November 30, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of each Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees, organizational and offering expenses).

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by each Fund, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.


                         DWS       DWS      DWS       DWS      DWS        DWS
Name of                 Target    Target   Target    Target   Target     Target      Dollar Range of
Portfolio                2008      2010     2011     2012      2013       2014          All DWS
Manager                  Fund      Fund     Fund     Fund      Fund       Fund     Fund Shares Owned
-------                  ----      ----     ----     ----      ----       ----     -----------------


William Chepolis          $0         $0       $0      $0       $0          $0       $500,001 - $1,000,000
Ohn Choe                  $0         $0       $0      $0       $0          $0         $10,001 - $50,000
Matthew F. MacDonald      $0         $0       $0      $0       $0          $0         $10,001 - $50,000
Robert Wang               $0         $0       $0      $0       $0          $0        $100,001 - $500,000
Jin Chen                  $0         $0       $0      $0       $0          $0        $100,001 - $500,000
Julie Abbett              $0         $0       $0      $0       $0          $0         $50,001 - $100,000


Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund's most recent fiscal year end.

DWS Target 2008 Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with           Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

William Chepolis                            15             $9,237,186,513            0                    $0
Ohn Choe                                     5               $250,253,776            0                    $0
Matthew F. MacDonald                        15             $9,237,186,513            0                    $0
Robert Wang                                 40            $14,595,265,199            0                    $0
Jin Chen                                    23            $11,336,827,890            0                    $0
Julie Abbett                                23            $11,336,827,890            0                    $0

DWS Target 2010 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of                            Number of Investment
                                     Registered        Total Assets of       Company Accounts       Total Assets of
                                     Investment           Registered               with           Performance-Based
Name of Portfolio Manager             Companies      Investment Companies  Performance-Based Fee     Fee Accounts
-------------------------             ---------      --------------------  ---------------------     ------------

William Chepolis                             15        $9,210,924,638                0                    $0
Ohn Choe                                      5          $223,991,901                0                    $0
Matthew F. MacDonald                         15        $9,210,924,638                0                    $0
Robert Wang                                  40       $14,569,003,324                0                    $0
Jin Chen                                     23       $11,310,566,015                0                    $0
Julie Abbett                                 23       $11,310,566,015                0                    $0

DWS Target 2011 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of                            Number of Investment
                                     Registered        Total Assets of       Company Accounts       Total Assets of
                                     Investment           Registered               with           Performance-Based
Name of Portfolio Manager             Companies      Investment Companies  Performance-Based Fee     Fee Accounts
-------------------------             ---------      --------------------  ---------------------     ------------

William Chepolis                             15        $9,183,976,538                      0                   $0
Ohn Choe                                      5          $197,043,801                      0                   $0
Matthew F. MacDonald                         15        $9,183,976,538                      0                   $0
Robert Wang                                  40       $14,542,055,224                      0                   $0
Jin Chen                                     23       $11,283,617,916                      0                   $0
Julie Abbett                                 23       $11,283,617,916                      0                   $0

                                       24

DWS Target 2012 Fund

Other SEC Registered Investment Companies Managed:

                                     Number of                             Number of Investment
                                     Registered        Total Assets of       Company Accounts       Total Assets of
                                     Investment           Registered               with           Performance-Based
Name of Portfolio Manager            Companies       Investment Companies  Performance-Based Fee     Fee Accounts
-------------------------            ---------       --------------------  ---------------------     ------------

William Chepolis                             15        $9,198,848,639                      0                   $0
Ohn Choe                                      5          $211,915,902                      0                   $0
Matthew F. MacDonald                         15        $9,198,848,639                      0                   $0
Robert Wang                                  40       $14,556,927,325                      0                   $0
Jin Chen                                     23       $11,298,490,016                      0                   $0
Julie Abbett                                 23       $11,298,490,016                      0                   $0

DWS Target 2013 Fund

Other SEC Registered Investment Companies Managed:

                                      Number of                            Number of Investment
                                     Registered        Total Assets of       Company Accounts       Total Assets of
                                     Investment           Registered               with           Performance-Based
Name of Portfolio Manager             Companies      Investment Companies  Performance-Based Fee     Fee Accounts
-------------------------             ---------      --------------------  ---------------------     ------------

William Chepolis                             15        $9,215,817,067                      0                   $0
Ohn Choe                                      5          $228,884,330                      0                   $0
Matthew F. MacDonald                         15        $9,215,817,067                      0                   $0
Robert Wang                                  40       $14,573,895,753                      0                   $0
Jin Chen                                     23       $11,315,458,445                      0                   $0
Julie Abbett                                 23       $11,315,458,445                      0                   $0

DWS Target 2014 Fund

Other SEC Registered Investment Companies Managed:

                                     Number of                             Number of Investment
                                     Registered        Total Assets of       Company Accounts       Total Assets of
                                     Investment           Registered               with           Performance-Based
Name of Portfolio Manager            Companies       Investment Companies  Performance-Based Fee     Fee Accounts
-------------------------            ---------       --------------------  ---------------------     ------------

William Chepolis                             15        $9,215,256,122                      0                   $0
Ohn Choe                                      5          $228,323,385                      0                   $0
Matthew F. MacDonald                         15        $9,215,256,122                      0                   $0
Robert Wang                                  40       $14,573,334,808                      0                   $0
Jin Chen                                     23       $11,314,897,500                      0                   $0
Julie Abbett                                 23       $11,314,897,500                      0                   $0

                                       25

DWS Target  2008 Fund,  DWS Target 2010 Fund,  DWS Target 2011 Fund,  DWS Target
2012 Fund, DWS Target 2013 Fund, and DWS Target 2014 Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                     Number of                               Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------

William Chepolis                            0                      $0                     0                   $0
Ohn Choe                                    0                      $0                     0                   $0
Matthew F. MacDonald                        0                      $0                     0                   $0
Robert Wang                                12            $655,034,306                     1         $182,594,622
Jin Chen                                    8            $111,853,100                     0                   $0
Julie Abbett                                8            $111,853,100                     0                   $0

DWS Target  2008 Fund,  DWS Target 2010 Fund,  DWS Target 2011 Fund,  DWS Target
2012 Fund, DWS Target 2013 Fund, and DWS Target 2014 Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------                --------          --------                 ---          ------------------

William Chepolis                            0                      $0                    0                  $0
Ohn Choe                                    0                      $0                    0                  $0
Matthew F. MacDonald                        0                      $0                    0                  $0
Robert Wang                                49          $9,417,721,847                    2         $70,247,298
Jin Chen                                    7            $573,351,811                    0                  $0
Julie Abbett                                7            $573,351,811                    0                  $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

                             FUND SERVICE PROVIDERS

Underwriter

Pursuant to an Underwriting and Distribution Agreement (each, the "Distribution Agreement") with each Fund, DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Trust and acts as agent of the Trust in the continuous offering of its shares during the applicable Offering Period. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months' notice and continuation, amendment and termination need not be on a series by series basis. The Distribution Agreement was last continued by the Trustees on September 19, 2007.

Rule 12b-1 Plan

Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") of the 1940 Act. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges. If the Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to DWS-SDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI in excess of its fees under the Rule 12b-1 Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees in the manner described above with respect to the continuation of the investment management agreement.

Shareholder Services. Pursuant to the Rule 12b-1 Plan, information and administrative services are provided to each Fund on behalf of shareholders under the Shareholder Services Agreement ("Services Agreement") with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreement between DWS-SDI and the Fund, including the payment of a services fee. The Fund pays DWS-SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Fund.


The Funds paid DWS-SDI the following Service Fees:



Fund Name                                                    Fiscal Year Ending July 31,
                                           2005                         2006                         2007
                                           ----                         ----                         ----


DWS Target 2008 Fund                      $67,331                      $53,782                       $47,156
DWS Target 2010 Fund                     $145,088                     $132,092                      $115,748
DWS Target 2011 Fund                     $250,246                     $210,835                      $184,906
DWS Target 2012 Fund                     $191,067                     $163,989                      $146,771
DWS Target 2013 Fund                     $135,387                     $119,819                      $105,194
DWS Target 2014 Fund                     $143,506                     $122,323                      $104,963


DWS-SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Fund shares, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Fund shares, commencing with the month after investment. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the services fee payable to DWS-SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides shareholder or administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder or administrative services fee rate to be charged against all assets of the Funds while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder or administrative services. The Board of the Funds, in its discretion, may approve basing the fee payable to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.


Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each Fund are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.



                            Compensation to Underwriter and Firms                       Other Distribution Expenses
                                  for Calendar Year 2006                        Paid by Underwriter for Calendar Year 2006
                                  ----------------------                        -------------------------------------------

                                                                              Advertising,
                              12b-1 Fees    Compensation      Compensation      Sales,
                12b-1 Fees   (Shareholder  Paid by DWS-SDI   Paid by DWS-SDI  Literature
               (Distribution  Servicing    to Firms from     to Firms from       and                    Marketing  Postage
                Fee) Paid     Fee) Paid     Distribution     Shareholder     Promotional   Prospectus   and Sales   and     Interest
                to DWS-SDI    to DWS-SDI         Fee         Servicing Fee     Materials    Printing    Expenses   Mailing  Expenses
                ----------    ----------         ---         -------------     ---------    --------    --------   -------  --------

DWS Target           NA          $913             NA           $51,491           NA           NA          NA          NA        NA
2008 Fund

DWS Target           NA         $5,185            NA          $116,095           NA           NA          NA          NA        NA
2010 Fund

DWS Target           NA         $4,307            NA          $188,724           NA           NA          NA          NA        NA
2011 Fund

DWS Target           NA         $2,501            NA          $152,769           NA           NA          NA          NA        NA
2012 Fund

DWS Target           NA         $1,952            NA          $106,698           NA           NA          NA          NA        NA
2013 Fund

DWS Target           NA         $1,964            NA          $110,504           NA           NA          NA          NA        NA
2014 Fund

The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.


                                                                               Aggregate          Aggregate
                                             Aggregate       Aggregate      Commissions Paid     Commissions
                                  Fiscal       Sales        Commissions          to                Retained
Fund                               Year     Commissions    Paid to Firms    Affiliated Firms      by DWS-SDI
----                               ----     -----------    -------------    ----------------      ----------


DWS Target 2008 Fund               2007          $0              $0              $0                   $0
                                   2006          $0              $0              $0                   $0
                                   2005          $0              $0              $0                   $0
DWS Target 2010 Fund               2007          $0              $0              $0                   $0
                                   2006          $0              $0              $0                   $0
                                   2005          $0              $0              $0                   $0
DWS Target 2011 Fund               2007          $0              $0              $0                   $0
                                   2006          $0              $0              $0                   $0
                                   2005          $0              $0              $0                   $0
DWS Target 2012 Fund               2007          $0              $0              $0                   $0
                                   2006          $0              $0              $0                   $0
                                   2005          $0              $0              $0                   $0
DWS Target 2013 Fund               2007          $0              $0              $0                   $0
                                   2006          $0              $0              $0                   $0
                                   2005          $0              $0              $0                   $0
DWS Target 2014 Fund               2007          $0              $0              $0                   $0
                                   2006     $25,000         $21,000              $0               $4,000
                                   2005          NA              NA              NA                   NA


Certain Trustees or officers of the Funds are also directors or officers of the Advisor or DWS-SDI.

Independent Registered Public Accounting Firm

The financial highlights of the Funds included in each Fund's prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds and their Independent Trustees.

Custodian, Transfer Agent and Shareholder Service Agent

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (the "Custodian" or "SSB"), serves as each Fund's custodian. As custodian, SSB has custody of all securities and cash of each Fund. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. The Custodian's fee may be reduced by certain earnings credits in favor of the Funds.

Transfer Agent and Shareholder Service Agent. DWS Scudder Investments Service Company (DWS-SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Fund.

The Transfer Agent receives an annual service fee for each account of each Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in a Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Funds or are paid directly by the Funds. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Funds with the prior approval of the Funds' Board.

The follow are amounts charged to the Funds by DWS-SISC:


Fund Name                                                    Fiscal Year Ending July 31,
                                                  2005                             2006                  2007
                                                  ----                             ----                  ----


DWS Target 2008 Fund              $42,347, of which $14,988 was waived.           $35,439               $27,960
DWS Target 2010 Fund                             $68,036                          $61,176               $50,350
DWS Target 2011 Fund                            $126,021                          $96,175               $82,354
DWS Target 2012 Fund                             $95,483                          $93,541               $68,253
DWS Target 2013 Fund                             $81,962                          $67,106               $62,682
DWS Target 2014 Fund                             $74,907                          $67,629               $59,834


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Fund.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds'

Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided.

The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Funds. Services received from broker-dealers that execute securities transactions for a Fund will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


For the fiscal year ended July 31, 2007, DWS Target Funds, which includes the Funds, paid $8,413, $24,127, $41,335, $39,471, $26,519 and $23,396 for DWS
Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, and DWS Target 2014 Fund, respectively, in brokerage commissions.

Each Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each Fund has acquired during the most recent fiscal year. As of July 31, 2007, each Fund held the following securities of its regular brokers or dealers:

DWS Target 2008 Fund

                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Bank of America Corp.                                                      $106
JPMorgan Chase & Co.                                                        $92
The Goldman Sachs Group, Inc.                                               $70
Merrill Lynch & Co., Inc.                                                   $67
Morgan Stanley                                                              $64
Wells Fargo & Co.                                                           $41
Wachovia Corp.                                                              $28
Dun & Bradstreet Corp.                                                      $10
US Bancorp                                                                   $9
Citigroup Inc.                                                               $5


DWS Target 2010 Fund
                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Bank of America Corp.                                                      $309
JPMorgan Chase & Co.                                                       $273
The Goldman Sachs Group, Inc.                                              $202

                                       36

                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Merrill Lynch & Co., Inc.                                                  $193
Morgan Stanley                                                             $187
Wells Fargo & Co.                                                          $116
Wachovia Corp.                                                              $76
Dun & Bradstreet Corp.                                                      $29
US Bancorp                                                                  $21
Citigroup Inc.                                                              $14


DWS Target 2011 Fund
                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Bank of America Corp.                                                      $560
JPMorgan Chase & Co.                                                       $497
The Goldman Sachs Group, Inc.                                              $356
Merrill Lynch & Co., Inc.                                                  $349
Morgan Stanley                                                             $342
Wells Fargo & Co.                                                          $213
Wachovia Corp.                                                             $142
Dun & Bradstreet Corp.                                                      $49
US Bancorp                                                                  $39
Citigroup Inc.                                                              $28


DWS Target 2012 Fund
                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Bank of America Corp.                                                      $533
JPMorgan Chase & Co.                                                       $471
The Goldman Sachs Group, Inc.                                              $348
Merrill Lynch & Co., Inc.                                                  $326
Morgan Stanley                                                             $321
Wells Fargo & Co.                                                          $202
Wachovia Corp.                                                             $132
Dun & Bradstreet Corp.                                                      $49
US Bancorp                                                                  $39
Citigroup Inc.                                                              $28

                                       37


DWS Target 2013 Fund
                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Bank of America Corp.                                                      $363
JPMorgan Chase & Co.                                                       $321
The Goldman Sachs Group, Inc.                                              $226
Merrill Lynch & Co., Inc.                                                  $223
Morgan Stanley                                                             $218
Wells Fargo & Co.                                                          $136
Wachovia Corp.                                                              $90
Dun & Bradstreet Corp.                                                      $39
US Bancorp                                                                  $27
Citigroup Inc.                                                              $19


DWS Target 2014 Fund
                                                             Value of Securities Owned as
                                                                   of July 31, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                 (in thousands)
---------------------------------------------------                 --------------

Bank of America Corp.                                                      $307
JPMorgan Chase & Co.                                                       $273
The Goldman Sachs Group, Inc.                                              $198
Merrill Lynch & Co., Inc.                                                  $193
Morgan Stanley                                                             $189
Wells Fargo & Co.                                                          $119
Wachovia Corp.                                                              $76
Dun & Bradstreet Corp.                                                      $29
US Bancorp                                                                  $21
Citigroup Inc.                                                              $14


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

Portfolio turnover rates for the two most recent fiscal years for each Fund were as follows:


For DWS Target 2008 Fund 57% and 23% for the fiscal year 2007 and 2006, respectively.

For DWS Target 2010 Fund 68% and 27% for the fiscal year 2007 and 2006, respectively.

For DWS Target 2011 Fund 75% and 29% for the fiscal year 2007 and 2006, respectively.

For DWS Target 2012 Fund 90% and 34% for the fiscal year 2007 and 2006, respectively.

For DWS Target 2013 Fund 86% and 36% for the fiscal year 2007 and 2006, respectively.

For DWS Target 2014 Fund 73% and 31% for the fiscal year 2007 and 2006, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value next determined after receipt by DWS-SDI will be confirmed at a price based on the net asset value ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund's transfer agent, DWS Scudder Investments Service Company ("DWS-SISC" or the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Each Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for each Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at each Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by each Fund. Further, if purchases or redemptions of each Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also each Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories--"Core," "Satellite" or "Non-Core/Satellite"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;
o        The Fund's Morningstar rating;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;
o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and
o        The Fund's consistency with DWS Scudder's branding.


This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds. The level of compensation among these categories may differ significantly.


In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.


QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o 403(b)(7) Custodial Accounts, prototype money purchase pension and profit-sharing plans. Forms for existing plans are available through the Shareholder Service Agent.

Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Fund shares will only be offered to the public during active Offering Periods. As of the date of this Statement of Additional Information, shares of the Funds are not available for purchase. Each Fund may at its option open a new offering period.

Each Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of each Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds' Prospectus.

Each Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of each Fund.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by DWS-SISC.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of the Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the Prospectuses, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of each Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:


                      Compensation Schedule #1:                                Compensation Schedule #2:
                      -------------------------                                -------------------------
              Retail Sales and DWS Scudder Flex Plan(1)                         DWS Retirement Plans(2)
              --------------------------------------                            --------------------
Amount of                                        As a Percentage of   Amount of Shares   As a Percentage of Net
Shares Sold                                       Net Asset Value           Sold               Asset Value
-----------                                       ---------------           ----               -----------

$1 million to $3 million                               1.00%           Over $3 million         0.00%-0.50%

Over $3 million to $50 million                         0.50%                  --                     --
Over $50 million                                       0.25%                  --                     --


                       Compensation Schedule #3:
                       -------------------------
                       DWS Scudder Choice Plan(3)
                       --------------------------
Amount of                                       As a Percentage of Net
Shares Sold                                           Asset Value
-----------                                           -----------

All amounts                                              1.00%


(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in each Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

(3)       DWS-SDI compensates UBS Financial at the rate 0.50%.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to a Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Funds (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Funds with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of a Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of these Funds or of any particular share class of a Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Funds have been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
D.A. Davidson & Company
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Penson Financial Services
Pershing Choice Platform
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia National Life Insurance
Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company

Great West Life and Annuity  Insurance  Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life GroupSymetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Purchases. The public offering price of each Fund is the net asset value plus a sales charge, as set forth below.


                                                                         Sales Charge
                                                                         ------------
                                                                                              Allowed to Dealers as a
                                           As a Percentage of        As a Percentage of       Percentage of Offering
Amount of Purchase                           Offering Price*         Net Asset Value**               Price
------------------                           ---------------         -----------------               -----

Less than $100,000                                 5.00%                   5.26%                     4.50%
$100,000 but less than $250,000                    4.00                    4.17                      3.60

                                       45

                                                                         Sales Charge
                                                                         ------------
                                                                                              Allowed to Dealers as a
                                           As a Percentage of        As a Percentage of       Percentage of Offering
Amount of Purchase                           Offering Price*         Net Asset Value**               Price
------------------                           ---------------         -----------------               -----

$250,000 but less than $500,000                    3.00                    3.09                      2.70
$500,000 but less than $1 million                  2.00                    2.04                      1.80
$1 million and over                                0.00***                 0.00***                   0.00****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Sales. Shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of each Fund or service agents of each Fund;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of shares under this privilege at a commission rate of 0.50% of the amount of shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by each Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of each Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. Each Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.


Letter of Intent. The reduced sales charges for shares also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


Cumulative Discount. Shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Each Fund's shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Automatic Investment Plan. A shareholder may purchase shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. Each Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in a Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with each Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to each Fund. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each Fund.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of each Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors
Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services when completing your account application.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Funds' Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of each Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The redemption may result in taxable gain or loss being recognized for federal income tax purposes. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by each Fund's Transfer Agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of each Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, each Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of each Fund's shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
          Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;


(c) redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);


(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under each Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax-Free Money Fund Investment, Treasury Money Fund -- Class Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. Treasury Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of each Fund or funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above and are taxable transactions for federal income purposes.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The redemption in-kind is taxable to the same extent as a redemption for cash.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to a 4% excise tax on the undistributed amounts. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of the federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated for federal income tax purposes as if received by shareholders on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of each Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of each Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS funds with multiple classes of shares or DWS funds as provided in the Prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS fund, shareholders must maintain a minimum account value of $1,000 in each Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of each Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment income and net realized capital gains are taxable for federal income tax purposes, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in each Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in each Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of each Fund's taxable year, (i) at least 50% of the market value of each Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of each Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund's total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which each Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. In addition, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) is treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify as a federal regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible, provided certain holding period and other conditions are satisfied;
(i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable year beginning before January 1, 2011 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, each Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

Each Fund is subject to a 4% nondeductible federal excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned the investments that generated the gain, rather than how long a shareholder has owned his or her shares of each Fund. Distributions of net capital gains (the excess of net long-term capital gain for the year over net short-term capital loss) from the sale of investments that each Fund owned of the Fund that are properly designated by each Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains derived from net short-term capital from the sale of investments that each Fund will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by each Fund as derived from "qualified dividend income" will be taxed for federal income tax purposes in the hands of individuals at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by each Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by each Fund shareholder to be "qualified dividend income," each Fund must meet holding period and other requirements with respect to the stocks in its portfolio generating such dividend income and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the investment interest limitation, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In addition, qualified dividend income does not include any dividends to the extent the holder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related properties. These rules may cause a portion of the dividends received by each Fund to not be eligible for treatment as qualified dividend income.

A portion of the investment income distributions of each Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of each Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by each Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the holder has an obligation to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. This rule may cause a portion of the dividends received by each Fund to not be eligible for the corporate dividends received deduction.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which each Fund is entitled will be disclosed in each Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of each Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of each Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of each Fund will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of each Fund's assets at year end consist of the securities of foreign corporations, a Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by each Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments in Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of each Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by each Fund to avoid taxation.

Tax Effects of Certain Transactions. Each Fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require each Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time ah Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or 1oss Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Each Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Each Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of each Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is generally a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Each Fund may be required to withhold US federal income tax on distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified (or when each Fund is notified) by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of each Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under certain circumstances, shareholders of each Fund may exchange their shares for shares of the same class of certain other funds (the "reinvested shares"). If a shareholder (other than tax-exempt accounts) makes such an exchange, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of each Fund beginning before January 1, 2008, each Fund will generally not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) derived from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by each Fund. Depending on the circumstances, each Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if each Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Funds as of December 1, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Funds and the Trust.


Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Funds and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                 58
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              58
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-----------------------------------------------------------------------------------------------------------------

                                       59

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Funds and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                58
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              58
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John
                               B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             58
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology           58
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival.
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           58
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting           61
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board
                               DWS Funds.
-----------------------------------------------------------------------------------------------------------------

                                       60

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and
Served(1)                      Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present); President of
President, 2006-present        DWS family of funds; Director, ICI Mutual Insurance Company (since October
                               2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------

Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                   Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); Vice President, The
(1957)                         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan              Director(3), Deutsche Asset Management
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-----------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                   The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                               Company (1984-1988)
-----------------------------------------------------------------------------------------------------------------


(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Funds, managed by the Advisor. For the officers of the Funds, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held seven (7) meetings during calendar year 2006.


Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Funds' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held four (4) meetings during calendar year 2006.


Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2006.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one (1) meeting during calendar year 2006.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James
R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2006.


Operations Committee: The Operations Committee oversees the operations of the Funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2006.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2006.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from a Fund and aggregate compensation from the DWS Fund complex during the calendar year 2006.



                         Compensation From DWS Target Fund
                                                                                                        Total
                                                                                   Pension or        Compensation
                                                                                   Retirement       Paid to Board
                                                                                Benefits Accrued   Member from DWS
                                                                                 as Part of Fund         Fund
Name of Board Member     2008     2010     2011     2012     2013     2014          Expenses       Complex(2)(3)(4)
--------------------     -----    -----    -----    -----    -----    -----         --------       ----------------


John W. Ballantine       $1,360   $1,800   $2,120   $1,960   $1,720   $1,760           $0             $222,670
Donald L. Dunaway        $1,280   $1,680   $2,000   $1,840   $1,640   $1,640           $0             $210,170
James R. Edgar(1)        $1,080   $1,440   $1,680   $1,560   $1,400   $1,400           $0             $180,170
Paul K. Freeman          $1,320   $1,760   $2,080   $1,920   $1,680   $1,720           $0             $217,670
Robert B. Hoffman        $1,240   $1,680   $1,960   $1,800   $1,600   $1,640           $0             $207,670
William McClayton        $1,180   $1,550   $1,840   $1,680   $1,510   $1,510           $0             $193,560
Shirley D. Peterson(5)   $1,480   $1,960   $2,320   $2,120   $1,880   $1,920           $0             $242,670
Robert H. Wadsworth      $1,160   $1,560   $1,840   $1,720   $1,520   $1,520           $0             $228,250

(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $79,513.


(2) For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2006 includes compensation for service on the boards of 21 trusts/corporations comprised of 69 funds/portfolios. Mr. Wadsworth's total compensation for calendar year 2006 was for service on the boards of 24 trusts/corporations comprised of 72 funds/portfolios. As of December 31, 2006, each Board Member, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 63 funds/portfolios. As of December 31, 2006, Mr. Wadsworth currently serves on the boards of 25 DeAM trusts/corporations comprised of 66 funds/portfolios.

(3) Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $5,170 for each of Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman, McClayton and Ms. Peterson. These meeting fees were borne by the Advisor.

(4) For calendar year 2007, John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley
         D. Peterson, Robert H. Wadsworth are expected to receive aggregate compensation from the DWS Fund complex in the amounts of $215,000, $202,500, $190,000, $240,000, $185,000, $205,000, 187,500 and $205,000,
         respectively. The differences in compensation amounts from calendar year 2006 are due to the changes in Board and committee chairpersons and committee assignments that became effective January 1, 2007.

(5) Includes $50,000 in annual retainer fees received by Ms. Peterson as Chairperson of the Board, for which she served through December 31, 2006.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2006.


                                                                                 Aggregate Dollar Range of Securities
                                      Dollar Range of Securities                  Owned in All Funds in the DWS Fund
Name of Board Member                   Owned in DWS Target Fund                    Complex Overseen by Board Member
--------------------                   ------------------------                    --------------------------------
                           2008     2010     2011     2012     2013     2014


John W. Ballantine         None     None     None     None     None     None                 Over $100,000
Donald L. Dunaway*         None     None     None     None     None     None                 Over $100,000
James R. Edgar*            None     None     None     None     None     None                 Over $100,000
Paul K. Freeman            None     None     None     None     None     None                 Over $100,000
Robert B. Hoffman          None     None     None     None     None     None                 Over $100,000
William McClayton          None     None     None     None     None     None                 Over $100,000+
Shirley D. Peterson        None     None     None     None     None     None                 Over $100,000
Robert H. Wadsworth        None     None     None     None     None     None                 Over $100,000

+         As of September 30, 2007.


* The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including Deutsche Bank AG).


                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                 N/A                None             N/A              N/A              N/A
Donald L. Dunaway                  N/A                None             N/A              N/A              N/A
James R. Edgar                     N/A                None             N/A              N/A              N/A
Paul K. Freeman                    N/A                None             N/A              N/A              N/A
Robert B. Hoffman                  N/A                None             N/A              N/A              N/A
William McClayton                  N/A                None             N/A              N/A              N/A
Shirley D. Peterson                N/A                None             N/A              N/A              N/A
Robert H. Wadsworth                N/A                None             N/A              N/A              N/A

Securities Beneficially Owned


As of November 7, 2007, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of each Fund's knowledge, as of November 7, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares.

Agreement to Indemnify Independent Trustees for Certain Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman and Ms. Peterson, each of whom is an independent trustee and was a trustee at the time DIMA entered into the Fund Indemnification Agreement (the "Covered Trustees"), against certain liabilities the Covered Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Covered Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Covered Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Covered Trustees to the Affected Funds or their shareholders to which the Covered Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Trustee's duties as a trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Covered Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               TRUST ORGANIZATION

Organizational Description


DWS Target Fund (the "Trust") is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on August 3, 1988. Effective May 1, 1994, the Trust changed its name from Kemper Retirement Fund to Kemper Target Equity Fund. Subsequently, the Trust changed its name to Scudder Target Equity Fund and to Scudder Target Fund effective February 15, 2002. The Trust name was changed to DWS Target Fund as of February 6, 2006. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having no par value. The Trust currently has eight series of shares. The following six series are no longer offered: DWS Target 2008 Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund and DWS Target 2014 Fund. DWS LifeCompass Protect Fund and DWS LifeCompass Income Fund were organized in June 2007 and each consists of an unlimited number of shares divided into four classes: Class A, Class C, Institutional Class and Class S. The Trustees have the authority to create additional portfolios of the Trust. To the extent that a Fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.


The Board of Trustees may authorize the creation of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights and equal rights with respect to dividends and upon liquidation of such series. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Trust, a series or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions. Subject to the Declaration of Trust, shareholders may remove trustees. Shareholders will vote by series and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. Any series of the Trust, including the Funds, may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Shares of a series would be subject to any preferences, rights or privileges of any classes of shares of the series. Generally each class of shares issued by a particular series of the Trust would differ as to the allocation of certain expenses of the series such as distribution and administrative expenses permitting, among other things, different levels of service or methods of distribution among various classes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series or class) by written notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA and SDI as remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Fund together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the annual report to the shareholders of each Fund, dated July 31, 2007, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers of the Funds offered herein are:


Fund Name                                                    CUSIP
DWS Target 2008 Fund                                         23337N 204
DWS Target 2010 Fund                                         23337N 303
DWS Target 2011 Fund                                         23337N 402
DWS Target 2012 Fund                                         23337N 501
DWS Target 2013 Fund                                         23337N 600
DWS Target 2014 Fund                                         23337N-709

Each Fund has a fiscal year ending July 31.

Many of the investment changes in each Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of each Fund. These transactions will reflect investment decisions made by the Advisor in light of each Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Funds' Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which each Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                                 DWS TARGET FUND
                                 ---------------
                                     PART C
                                OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

     (a)           (a)(1)                   Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (a)(2)                   Written Instrument Establishing and Designating Kemper Retirement Fund
                                            Series VII Trust is incorporated by reference to Post-Effective Amendment
                                            No. 22 to the Registration Statement.

                   (a)(3)                   Written Instrument Redesignating Kemper Retirement Fund Series I as Kemper
                                            Target Equity Fund 2010 is incorporated by referenced to Post-Effective
                                            Amendment No. 28 to the Registration Statement.

                   (a)(4)                   Written Instrument, dated May 24, 2000, Redesignating Kemper Retirement Fund
                                            Series II as Kemper Target 2011 Fund, effective August 15, 2000, is incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.

                   (a)(5)                   Amendment of Declaration of Trust, dated May 23, 2001, is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                   (a)(6)                   Written Instrument Redesignating Kemper Target 2011 Fund as Scudder Target
                                            2011 Fund, dated May 23, 2001, is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (a)(7)                   Amendment of Declaration of Trust, dated February 15, 2002 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                            Statement.

                   (a)(8)                   Written Instrument Redesignating Scudder Retirement Fund - Series III as
                                            Scudder Target 2012 Fund, dated February 15, 2002 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

                   (a)(9)                   Written Instrument Redesignating Scudder Retirement Fund - Series IV as
                                            Scudder Target 2013 Fund, dated November 20, 2002 is incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement.

                  (a)(10)                   Certificate of Amendment of Declaration of Trust, dated February 6, 2006 is incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.

                  (a)(11)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, on behalf of DWS Target 2014 Fund, DWS Target 2013
                                            Fund, DWS Target 2012 Fund, DWS Target 2011 Fund, DWS Target 2010 Fund, DWS
                                            Target 2009 Fund, DWS Target 2008 Fund, DWS Target 2006 Fund, DWS
                                            LifeCompass Protect Fund and DWS LifeCompass Income Fund, is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.


                                       3

                  (a)(12)                   Amended and Restated Establishment and Designation of Classes of Shares of
                                            Beneficial Interest, on behalf of DWS LifeCompass Protect Fund and DWS
                                            LifeCompass Income Fund, is incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

     (b)           (b)(1)                   By-Laws are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (b)(2)                   Amendment to the By-Laws of the Registrant, dated November 29, 2000 is incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.

                   (b)(3)                   Amendment to the By-Laws of the Registrant is incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement.

     (c)                                    Inapplicable.

     (d)           (d)(1)                   Investment Management Agreement, dated April 5, 2002 between Scudder Target
                                            2010 Fund and Deutsche Investment Management Americas Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration
                                            Statement.

                   (d)(2)                   Investment Management Agreement, dated April 5, 2002 between Scudder Target
                                            2011 Fund and Deutsche Investment Management Americas Inc.
                                            is incorporated by reference to Post-Effective Amendment No. 36 to the
                                            Registration Statement.

                   (d)(3)                   Investment Management Agreement, dated April 5, 2002 between Scudder Target
                                            2012 Fund and Deutsche Investment Management Americas Inc.
                                            is incorporated by reference to Post-Effective Amendment No. 36 to the
                                            Registration Statement.

                   (d)(4)                   Investment Management Agreement, dated April 5, 2002 between Scudder
                                            Retirement Fund - Series IV and Deutsche Investment Management Americas Inc.
                                            is incorporated by reference to Post-Effective Amendment No. 36 to the
                                            Registration Statement.

                   (d)(5)                   Investment Management Agreement, dated April 5, 2002 between Scudder
                                            Retirement Fund - Series V and Deutsche Investment Management Americas Inc.
                                            is incorporated by reference to Post-Effective Amendment No. 36 to the
                                            Registration Statement.

                   (d)(6)                   Investment Management Agreement, dated April 5, 2002 between Scudder
                                            Retirement Fund - Series VII and Deutsche Investment Management Americas
                                            Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the
                                            Registration Statement.

                   (d)(7)                   First Amendment, dated March 19, 2003, to the Registrant's Investment
                                            Management Agreements is incorporated by reference to Post-Effective
                                            Amendment No. 39 to the Registration Statement.

                   (d)(8)                   Form of Investment Management Agreement between DWS LifeCompass Protect Fund and Deutsche Investment Management Americas Inc. is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

                                       4

     (e)           (e)(1)                   Underwriting and Distribution Service Agreement between the Registrant and
                                            Scudder Distributors, Inc., dated April 5, 2002, is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

     (f)           (f)(1)                   Form of Retirement Agreement between the Registrant and each of Donald L.
                                            Dunaway, James R. Edgar, Robert B. Hoffman and Shirley D. Peterson dated
                                            November 14, 2007 (filed herein)..

                   (f)(2)                   Indemnification and Reimbursement Agreement between the Registrant and DIMA dated November 14, 2007 (filed herein).

     (g)           (g)(1)                   Foreign Custody Agreement is incorporated by reference to Post-Effective
                                            Amendment No. 20 to Registration Statement.

                   (g)(2)                   Custody Agreement, dated February 22, 1999, between Registrant and State
                                            Street Bank and Trust Company is incorporated by reference to Post-Effective
                                            Amendment No. 27 to the Registration Statement.

                   (g)(3)                   Amendment to Custody Agreement, dated March 31, 1999, between Registrant and
                                            State Street Bank and Trust Company is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (g)(4)                   Amendment to Custody Agreement, dated January 5, 2001, between Registrant and State Street Bank and Trust Company is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (g)(5)                   Amendment to Custody Agreement, dated July 2, 2001, between Registrant and
                                            State Street Bank and Trust Company is incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement.

                   (g)(6)                   Custodian Agreement between Registrant and Brown Brothers Harriman & Co., dated December 5, 2000, is incorporated by reference to Post-Effective
                                            Amendment No. 35 to the Registration Statement.

                   (g)(7)                   Amendment, dated July 2, 2001, to Custodian Agreement between Registrant and
                                            Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective
                                            Amendment No. 35 to the Registration Statement.

                   (g)(8)                   Master Custodian Agreement with State Street Bank and Trust Company, dated
                                            March 17, 2004, is incorporated by reference to Post-Effective Amendment No.
                                            44 to the Registration Statement.

     (h)           (h)(1)                   Guaranty Agreement -- Kemper Retirement Fund Series I is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(2)                   Guaranty Agreement -- Kemper Retirement Fund Series II is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(3)                   Guaranty Agreement -- Kemper Retirement Fund Series III is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(4)                   Guaranty Agreement -- Kemper Retirement Fund Series IV is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.



                                       5

                   (h)(5)                   Guaranty Agreement -- Kemper Retirement Fund Series V is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(6)                   Guaranty Agreement -- Kemper Retirement Fund Series VII is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

                   (h)(7)                   Agreement -- Kemper Target 2010 Fund is incorporated by referenced to
                                            Post-Effective Amendment No. 28 to the Registration Statement.

                   (h)(8)                   Assignment and Assumption Agreement is incorporated by reference to
                                            Post-Effective Amendment No. 20 to the Registration Statement.

                   (h)(9)                   Fund Accounting Services Agreement dated December 31, 1997 between Kemper
                                            Retirement Fund Series I and Scudder Fund Accounting Corporation is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                  (h)(10)                   Fund Accounting Services Agreement dated December 31, 1997 between Kemper
                                            Retirement Fund Series II and Scudder Fund Accounting Corporation is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                  (h)(11)                   Fund Accounting Services Agreement, dated December 31, 1997, between Kemper
                                            Retirement Fund Series III and Scudder Fund Accounting Corporation is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                  (h)(12)                   Fund Accounting Services Agreement, dated December 31, 1997, between Kemper
                                            Retirement Fund Series IV and Scudder Fund Accounting Corporation is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                  (h)(13)                   Fund Accounting Services Agreement, dated December 31, 1997, between Kemper
                                            Retirement Fund Series V and Scudder Fund Accounting Corporation is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                  (h)(14)                   Fund Accounting Services Agreement, dated December 31, 1997, between Kemper
                                            Retirement Fund Series VII and Scudder Fund Accounting Corporation is
                                            incorporated by reference to Post-Effective Amendment No. 26 to the
                                            Registration Statement.

                  (h)(15)                   First Amendment, dated March 19, 2003, to the Registrant's Fund Accounting
                                            Services Agreements is incorporated by reference to Post-Effective Amendment
                                            No. 39 to the Registration Statement.

                  (h)(16)                   Agreement dated August 15, 2000, between Scudder Kemper Investments, Inc.
                                            and the Registrant, pursuant to which Scudder Kemper Investments, Inc. makes certain undertakings to the Kemper Target 2011 Fund, is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.


                                       6

                  (h)(17)                   Administrative Services Agreement, dated July 1, 2001, between the
                                            Registrant and the Advisor is incorporated by reference to Post-Effective
                                            Amendment No. 33 to the Registration Statement.

                  (h)(18)                   Agreement, dated February 15, 2002, between Zurich Scudder Investments, Inc.
                                            and DWS Target Fund is incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement.

                  (h)(19)                   Shareholder Services Agreement For Class A Shares, dated April 5, 2002, by and between DWS Target Fund and Scudder Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 38 to the Registration
                                            Statement.

                  (h)(20)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                            Registration Statement.

                  (h)(21)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the
                                            Registration Statement.

                  (h)(22)                   Letter of Indemnity to the Independent Directors/Trustees dated September
                                            10, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

                  (h)(23)                   Form of Financial Warranty Agreement by and among DWS Target Fund, on behalf of DWS LifeCompass Protect Fund, Merrill Lynch Bank (USA) and Deutsche
                                            Investment Management Americas Inc., is incorporated by reference to
                                            Post-Effective Amendment No. 49 to the Registration Statement.

                  (h)(24)                   Form of Administrative Services Agreement between DWS Target Fund, on behalf of DWS LifeCompass Protect Fund, and Deutsche Investment Management Americas
                                            Inc. is incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

                  (h)(25)                   Agency Agreement between DWS Target Fund and DWS Scudder Investments Service
                                            Company, dated April 1, 2007, is incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

                  (h)(26)                   Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder
                                            Distributors, Inc. and certain financial intermediaries is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

     (i)           (i)(1)                   Legal Opinion and Consent of Counsel is incorporated by reference to
                                            Post-Effective Amendment No. 38 to the Registration Statement.

                   (i)(2)                   Legal Opinion and Consent of Counsel in regards to DWS LifeCompass Protect
                                            Fund is incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

     (j)            (j)                     Consent of Independent Registered Public Accounting Firm is filed herein.

     (k)           (k)(1)                   Merrill Lynch Bank (USA)'s Audited Financial Statements for the fiscal year ended December 29, 2006, are incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.


                                       7


                   (k)(2)                   Merrill Lynch Bank (USA)'s Unaudited Financial Statements for the period ended March 31, 2007, are incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

                   (k)(3)                   Merrill Lynch Bank (USA)'s Unaudited Financial Statements for the period ended June 29, 2007, are incorporated by reference to Post-Effective
                                            Amendment No. 49 to the Registration Statement.

     (l)            (l)                     Inapplicable.

     (m)           (m)(1)                   Rule 12b-1 Plan for Scudder Target 2011 Fund Class A Shares, dated
                                            July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement.

                   (m)(2)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series III Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(3)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series IV Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(4)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series V Class A Shares, dated
                                            July 1, 2001, is incorporated by reference to Post-Effective Amendment No.
                                            35 to the Registration Statement.

                   (m)(5)                   Rule 12b-1 Plan for Scudder Retirement Fund -- Series VII Class A Shares,
                                            dated July 1, 2001, is incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration Statement.

                   (m)(6)                   Rule 12b-1 Plan for Scudder Target 2010 Fund Class A Shares, dated July 1,
                                            2001, is incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.

                   (m)(7)                   Form of Rule 12b-1 Plan for Class A shares of DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

                   (m)(8)                   Form of Rule 12b-1 Plan for Class C shares of DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 49 to the
                                            Registration Statement.

     (n)            (n)                     Form of 18f-3 Plan for DWS LifeCompass Protect Fund is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement.

     (p)           (p)(1)                   Deutsche Asset Management - U.S. Code of Ethics, dated January 1, 2007, is incorporated by reference to Post-Effective Amendment No. 46 to the
                                            Registration Statement.

                   (p)(2)                   Consolidated Fund Code of Ethics (All Funds) is incorporated by reference to
                                            Post-Effective Amendment No. 44 to the Registration Statement.


Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                           Article VIII of the Registrant's Agreement and
                  Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           Each of the trustees who is not an "interested
                  person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           The Registrant has purchased insurance policies
                  insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                           On April 5, 2002, Zurich Scudder Investments, Inc.
                  ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                           Deutsche Investment Management Americas Inc.
                  ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                           In recognition of its undertaking to indemnify the
                  Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                           1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                           2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                           3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                           4.  any loss or expense incurred by any
                           Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                           5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                           DIMA is not required to pay costs or expenses or
                  provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DIMA.

                           On November 14, 2007, the Registrant and DIMA entered
                  into an agreement that provides certain retiring Non-interested Trustees certain assurances regarding continuation of insurance and indemnification rights. More specifically, the agreement provides that the Registrant shall take all actions reasonably necessary to assure that the retirement of certain Non-interested Trustees and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of those Non-interested Trustees to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that those Non-interested Trustees may incur or suffer arising from or with respect to those Non-interested Trustees' service in such capacity, except to the extent that the consolidated Board determines in the exercise of its duties to modify the rights of all Board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Non-interested Trustees, serve to modify any contractual rights that the Non-interested Trustees may have under any agreement to which the Non-interested Trustees and the Registrant are parties.

                           For the six-year period following the election or
                  appointment of members of the consolidated Board, the Registrant currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Registrant and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Registrant provided that any such reduction in coverage apply equally to their present and former Trustees.

                           Pursuant to the agreement, DIMA has agreed that the
                  retirement of the Non-interested Trustees under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-interested Trustees may have under any agreement of indemnification between an Non-interested Trustees and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Non-interested Trustees, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

                           In addition, pursuant to the agreement, in the event
                  that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-interested Trustees sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-interested Trustees substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-interested Trustee.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other registered open-end management investment companies managed by Deutsche Investment Management Americas Inc.


                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


                      (1)                             (2)                                  (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Philipp Hensler                Director, Chairman of the Board and      None
         345 Park Avenue                CEO
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer     None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                 Director and President                   None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                Chief Financial Officer and Treasurer    None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                           Chief Financial Officer and
         345 Park Avenue                                                         Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                           None
         222 South Riverside Plaza
         Chicago, IL 60606

         Donna White                    Chief Compliance Officer                 None
         345 Park Avenue
         New York, NY 10154


                                       12

                      (1)                             (2)                                  (3)
          DWS Scudder
          Distributors, Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

         Jason Vazquez                  Vice President and AML Compliance        Anti-Money Laundering
         345 Park Avenue                Officer                                  Compliance Officer
         New York, NY 10154

         Caroline Pearson               Secretary                                Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                      Vice President and
         222 South Riverside Plaza                                               Assistant Secretary
         Chicago, IL 60606

         Anjie LaRocca                  Assistant Secretary                      None
         345 Park Avenue
         New York, NY 10154

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York, 10154, at the offices of the Registrant's principal underwriter, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 or, in the case of records concerning transfer agency and the shareholder service agent, at the offices of DWS Scudder Investment Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services
--------          -------------------

                  Not applicable.

Item 30.          Undertakings
--------          ------------

                  None.

                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 19th day of November 2007.


                                               DWS TARGET FUND

                                               By: /s/Michael G. Clark
                                                   --------------------------
                                                   Michael G. Clark
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/Michael G. Clark
--------------------------------------
Michael G. Clark                            President                                    November 19, 2007

/s/Paul Schubert
--------------------------------------
Paul Schubert                               Chief Financial Officer and Treasurer        November 19, 2007

/s/John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      November 19, 2007

/s/Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      November 19, 2007

/s/James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      November 19, 2007

/s/Paul K. Freeman
--------------------------------------
Paul K. Freeman*                            Chairman and Trustee                         November 19, 2007

/s/Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      November 19, 2007

/s/William McClayton
--------------------------------------
William McClayton*                          Trustee                                      November 19, 2007

/s/Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      November 19, 2007

/s/Robert H. Wadsworth
--------------------------------------
Robert H. Wadsworth*                        Trustee                                      November 19, 2007

*By:   /s/Caroline Pearson
       -------------------------------
       Caroline Pearson**
       Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, as filed on November 15, 2005.

                                              1933 Act Registration No. 33-30876
                                              1940 Act Registration No. 811-5896




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 50

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 52

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                 DWS TARGET FUND

                                 DWS TARGET FUND

                                  EXHIBIT INDEX
                                  -------------

                                     (f)(1)

                                     (f)(2)


                                       (j)